                                                                    EXHIBIT 99.1
                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

             AMENDED SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: May 31, 2001


BEGINNING BALANCE IN ALL ACCOUNTS                                                  $  27,855,855.00

RECEIPTS:
     1.  Receipts from Operations                                                  $             --
     2.  Other Receipts                                                            $     172,565.56
         Other Receipts (Received on behalf of Affiliates)                         $     259,631.24
                                                                                   ----------------

TOTAL RECEIPTS                                                                     $     432,196.80

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                               $      80,621.00
         b. Others                                                                 $     108,507.73
     4. Taxes
         a. Federal Income Taxes                                                   $      51,409.11
         b. FICA Withholdings                                                      $      12,692.05
         c. Employee's withholdings                                                $             --
         d. Employer's FICA                                                        $      12,692.11
         e. Federal Unemployment Taxes                                             $          58.43
         f. State Income Tax                                                       $      12,165.60
         g. State Employee withholdings                                            $             --
         h. All other state taxes                                                  $         237.70

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                            $             --
         b. Utilities                                                              $             --
         c. Insurance                                                              $      21,237.32
         d. Merchandise bought for manufacture or sell                             $             --
         e. Other necessary expenses
             Employee Expenses                                                     $      35,668.01
             Office Supplies & Expenses                                            $       9,600.06
             Other                                                                 $       4,042.48
                                                                                   ----------------

TOTAL DISBURSEMENTS                                                                $     348,931.60
Add:  Disbursements made on behalf of Affiliates                                   $   8,817,491.44
                                                                                   ----------------
ADJUSTED TOTAL DISBURSEMENTS                                                       $   9,166,423.04

                                                                                   ----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                $  (8,734,226.24)

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access Telecom Group                     $     (11,310.00)
NET INTERCOMPANY SWEEPS/TRANSFERS - Facilicom International, L.L.C                 $    (819,674.92)
NET INTERCOMPANY SWEEPS/TRANSFERS - NACT                                           $     (93,770.61)
NET INTERCOMPANY SWEEPS/TRANSFERS - WA Telecom Products Co., Inc.                  $             --
NET INTERCOMPANY SWEEPS/TRANSFERS - WorldXchange                                   $     483,230.62
                                                                                   ----------------

NET INTERCOMPANY SWEEPS/TRANSFERS - CURRENT PERIOD                                 $    (441,524.91)
                                                                                   ----------------

ENDING BALANCE IN Bank of America - Master 03751046297                             $     298,363.19
ENDING BALANCE IN Bank of America - Disbursement 03299976144                       $   2,684,640.58
ENDING BALANCE IN Bank of America - Payroll 03299944407                            $      72,706.28
ENDING BALANCE IN Bank of America - Payroll Taxes 03751301149                      $     237,075.62
ENDING BALANCE IN Bank of America - Unemp. Benefit 03751255062                     $      10,000.00
ENDING BALANCE IN Bank of America - Money Market 851018                            $   8,667,306.53
ENDING BALANCE IN Deustch Bank - S/T Investment                                    $   5,000,312.53
ENDING BALANCE IN Bank of America - Restricted Cash                                $   1,333,333.95
ENDING BALANCE IN Wells Fargo - Restricted Cash 699-3295970                        $     370,326.98
ENDING BALANCE IN First Union - Commercial Checking 2000003341528                  $       1,048.19
ENDING BALANCE IN Chase Manhattan Bank - FISC 719-1-362214                         $       4,990.00

                                                                                   ----------------
ENDING BALANCE IN ALL ACCOUNTS                                                     $  18,680,103.85
                                                                                   ================


                            OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297


 DATE RECEIVED                               DESCRIPTION                                            AMOUNT
 -------------                               -----------                                            ------
  4/24/2001                 Orion Telecommunications (A/R)                                      $   69,062.00
  4/24/2001                 State of Florida (Refund)                                           $    7,266.55
  4/24/2001                 Peter Thomson (Cobra)                                               $      664.14
  4/24/2001                 Todd Allen (Cobra)                                                  $      223.07
  4/30/2001                 Interest Received on Daily Sweep Activity                           $    1,103.65
4/24 - 4/30/01              Daily Zero Balance Sweeps                                           $  483,230.62
4/24 - 4/30/01              Daily Zero Balance Sweeps                                           $      150.00
4/24 - 4/30/01              Daily Zero Balance Sweeps                                           $    2,400.70
   5/3/2001                 Thomas Bennett (Cobra)                                              $      223.07
   5/3/2001                 Evelyn Johnson (Cobra)                                              $      446.00
   5/3/2001                 Restor Telecom (A/R)                                                $   14,588.70
   5/3/2001                 US Assemblies (A/R)                                                 $  139,493.11
   5/3/2001                 US Assemblies (A/R)                                                 $   29,220.88
                                                                                                -------------
                                                                                         Total  $  748,072.49

Less: Receipts from or on behalf of Affiliates.

WA Telecom Products Co., Inc.
4/24/2001                   Orion Telecommunications (A/R)                                      $   69,062.00
4/24/2001                   State of Florida (Refund)                                           $    7,266.55
 5/3/2001                   Restor Telecom (A/R)                                                $   14,588.70
 5/3/2001                   US Assemblies (A/R)                                                 $  139,493.11
 5/3/2001                   US Assemblies (A/R)                                                 $   29,220.88
Facilicom
4/24 - 4/30/01              Daily Zero Balance Sweeps                                           $    2,400.70
WA Telecommunications Group
4/24 - 4/30/01              Daily Zero Balance Sweeps                                           $      150.00
WorldxChange
4/24 - 4/30/01              Daily Zero Balance Sweeps                                           $  483,230.62
                                                                                                -------------
                                                                                                $  745,412.56

                                                                                                -------------
                                                                          Total WAXS Receipts   $    2,659.93
                                                                                                =============


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name: - Payroll Account
Account Number:  03299944407

     DATE RECEIVED                     DESCRIPTION                                 AMOUNT
     -------------                     -----------                                 ------
       5/25/2001            ADP - PR Tax Refund                                 $  100,730.44
                                                                                -------------
                                                    Total WAXS Receipts         $  100,730.44
                                                                                =============



                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2001

Bank:  Bank of America (Nations Funds)
Location:  Charlotte, NC
Account Name:  Money Market
Account Number:  851018

     DATE RECEIVED                     DESCRIPTION                                 AMOUNT
     -------------                     -----------                                 ------
       5/31/2001            Interest Income                                     $ 68,657.00
                                                                                -----------
                                                    Total WAXS Receipts         $ 68,657.00
                                                                                ===========


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2001

Bank:  Wells Fargo
Location:  Minneapolis, MN
Account Name:  Restricted Cash
Account Number:  699-3295970


     DATE RECEIVED                     DESCRIPTION                                 AMOUNT
     -------------                     -----------                                 ------
       5/31/2001            Interest Income                                       $ 518.19
                                                                                  --------
                                                    Total WAXS Receipts           $ 518.19
                                                                                  ========



                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

         DATE DISBURSED                        DESCRIPTION                           AMOUNT
         --------------                        -----------                           ------
            4/26/2001                WXC Wires                                   $    550,000.00
            4/29/2001                FCI Wires                                   $    101,420.00
         4/24 - 4/30/01              Daily Zero Balance Sweeps                   $     93,770.61
         4/24 - 4/30/01              Daily Zero Balance Sweeps                   $      3,960.00
         4/24 - 4/30/01              Daily Zero Balance Sweeps                   $    762,075.62
            5/3/2001                 Bank Fee                                    $         30.00
            5/9/2001                 ADP - Payroll & Taxes                       $    197,592.97
            5/9/2001                 ADP - Payroll & Taxes                       $    637,731.08
            5/9/2001                 ADP - Payroll & Taxes                       $     29,254.64
            5/9/2001                 ADP - Payroll & Taxes                       $    138,994.37
            5/11/2001                DeAna Mullins (Travel Reimbursement)        $      5,740.64
            5/11/2001                Worldcom, Inc.                              $  4,000,000.00
            5/14/2001                Transfer to Commnet                         $      7,500.00
            5/16/2001                Worldcom, Inc.                              $  1,000,000.00
            5/22/2001                Bank Fee                                    $        622.52
            5/22/2001                ADP - Payroll & Taxes                       $    127,988.39
            5/22/2001                ADP - Payroll & Taxes                       $     62,195.33
            5/22/2001                ADP - Payroll & Taxes                       $      5,048.81
            5/29/2001                Worldcom, Inc.                              $  1,950,000.00
            5/31/2001                Transfer to Facilicom                       $     60,000.00
                                                                                 ---------------
                                                                          Total  $  9,733,924.98
                                                                                 ===============
Less: Disbursements to or on behalf of Affiliates.

Facilicom

            4/29/2001                FCI Wires                                   $    101,420.00
         4/24 - 4/30/01              Daily Zero Balance Sweeps                   $    762,075.62
            5/9/2001                 ADP - Payroll & Taxes                       $     29,254.64
            5/22/2001                ADP - Payroll & Taxes                       $     62,195.33
            5/31/2001                Transfer to Facilicom                       $     60,000.00
WA Telecommunications Group
         4/24 - 4/30/01              Daily Zero Balance Sweeps                   $      3,960.00
            5/11/2001                Worldcom, Inc.                              $  4,000,000.00
            5/14/2001                Transfer to Commnet                         $      7,500.00
            5/16/2001                Worldcom, Inc.                              $  1,000,000.00
            5/22/2001                ADP - Payroll & Taxes                       $      5,048.81
            5/29/2001                Worldcom, Inc.                              $  1,950,000.00
NACT
         4/24 - 4/30/01              Daily Zero Balance Sweeps                   $     93,770.61
            5/9/2001                 ADP - Payroll & Taxes                       $    197,592.97
WorldxChange
            4/26/2001                WXC Wires                                   $    550,000.00
            5/9/2001                 ADP - Payroll & Taxes                       $    637,731.08
                                                                                 ---------------
                                                                                 $  9,460,549.06

                                                                                 ---------------
                                                       Total WAXS Disbursements  $    273,375.92
                                                                                 ===============


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                        CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144

     DATE DISBURSED         CHECK NUMBER                   DESCRIPTION                                   AMOUNT
     --------------         ------------                   -----------                                   ------
         5/4/2001               34362        DeAna Mullins (Travel Reimbursement)                    $     4,747.44
         5/4/2001               34363        Henry Lyon (Travel Reimbursement)                       $       779.40
         5/4/2001               34364        Mark Warner (Travel Reimbursement)                      $     1,780.00
         5/7/2001               34365        Central Parking (Parking Deck Slots)                    $     1,567.50
         5/7/2001               34366        Royal Office Products (Office Supplies)                 $       266.43
         5/7/2001               34367        Royal Cup Coffee (Break Room Supplies)                  $       215.35
         5/7/2001               34368        Total Office Products (Office Supplies)                 $       112.03
         5/7/2001               34369        UHEAA (Garnishment Payment)                             $        95.76
         5/7/2001               34370        United Healthcare (Health Insurance)                    $    19,138.10
         5/7/2001               34370        United Healthcare (Health Insurance)                    $     3,651.65
         5/7/2001               34370        United Healthcare (Health Insurance)                    $     1,334.98
         5/7/2001               34370        United Healthcare (Health Insurance)                    $     3,843.14
         5/11/2001              34371        Ascom Hasler Leasing (Postage Meter)                    $       168.30
         5/11/2001              34372        Walter Burmeister (Travel Reimbursement)                $     9,323.33
         5/11/2001              34373        Dan Martin Flowers (Office Supplies)                    $       116.92
         5/11/2001              34374        Mark Hlavek (Travel Reimbursement)                      $       186.74
         5/11/2001              34375        MCI Worldcom (Telephone Expense)                        $       479.27
         5/11/2001              34376        Royal Cup Coffee (Break Room Supplies)                  $       115.57
         5/11/2001              34377        Sawnee EMC (Utilities - Electric)                       $     2,078.73
         5/14/2001              34378        Waste Management (Maintenance)                          $       300.00
         5/16/2001                           Bank Fee                                                $       101.67
         5/18/2001              34379        Tod Chmar (Travel Reimbursement)                        $     3,923.75
         5/18/2001              34380        Mark Hlavek (Travel Reimbursement)                      $     3,781.34
         5/18/2001              34381        DeAna Mullins (Travel Reimbursement)                    $       857.22
         5/18/2001              34382        Michele Wolf (Travel Reimbursement)                     $     1,126.25
         5/18/2001              34383        ADP (Payroll Processing)                                $       449.17
         5/18/2001              34384        Airborne Express (Express Mail)                         $       136.89
         5/18/2001              34385        Central Parking (Parking Deck Slots)                    $       330.00
         5/18/2001              34386        Lipsey Mountain Water (Break Room Supplies)             $        12.84
         5/18/2001              34387        MCI Worldcom (Telephone Expense)                        $     3,842.42
         5/18/2001              34388        Velocity Express (Courier Services)                     $         6.66
         5/23/2001              34389        ADP (Payroll Processing)                                $       940.50
         5/23/2001              34390        American Express (Travel Expense)                       $     1,453.40
         5/23/2001              34391        BellSouth (Telephone Expense)                           $       455.69
         5/23/2001              34392        BellSouth (Telephone Expense)                           $     2,751.02
         5/23/2001              34393        Cauthen & Feldman (Legal)                               $         1.12
         5/23/2001              34394        Federal Express (Express Mail)                          $        16.38
         5/23/2001              34395        Henry Lyon (Travel Reimbursement)                       $       862.84
         5/23/2001              34396        MCI Worldcom (Telephone Expense)                        $        29.00
         5/23/2001              34397        MCI Worldcom (Telephone Expense)                        $        43.48
         5/23/2001              34398        MCI Worldcom (Telephone Expense)                        $       556.97
         5/23/2001              34399        Metlife Insurance (Life, Dental, AD&D Insurance)        $     2,099.22
         5/23/2001              34399        Metlife Insurance (Life, Dental, AD&D Insurance)        $     9,258.95
         5/23/2001              34399        Metlife Insurance (Life, Dental, AD&D Insurance)        $       226.35
         5/23/2001              34399        Metlife Insurance (Life, Dental, AD&D Insurance)        $       283.83
         5/23/2001              34399        Metlife Insurance (Life, Dental, AD&D Insurance)        $       951.90
         5/23/2001              34399        Metlife Insurance (Life, Dental, AD&D Insurance)        $       135.32
         5/23/2001              34400        Royal Cup Coffee (Break Room Supplies)                  $        87.59
         5/23/2001              34401        Total Office Products (Office Supplies)                 $       179.79
         5/23/2001              34402        Velocity Express (Courier Services)                     $         7.46
         5/23/2001              34403        Bryan Yokley (Travel Reimbursement)                     $     1,105.66
                                                                                                     --------------
                                                                                          Total      $    86,315.32
                                                                                                     ==============


                            OPERATING REPORT Page 7                Page 1 of 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                        CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144


Less: Disbursements to or on behalf of Affiliates.

     DATE DISBURSED          CHECK NUMBER                  DESCRIPTION                                   AMOUNT
     --------------          ------------                  -----------                                   ------
WA Telecom Products Co., Inc.
         5/11/2001              34377        Sawnee EMC (Utilities - Electric)                       $     2,078.73
         5/14/2001              34378        Waste Management (Maintenance)                          $       300.00
Facilicom
         5/7/2001               34370        United Healthcare (Health Insurance)                    $     3,843.14
         5/23/2001              34399        Metlife Insurance (Life, Dental, AD&D Insurance)        $       951.90

WA Telecommunications Group
         5/7/2001               34370        United Healthcare (Health Insurance)                    $     1,334.98
         5/23/2001              34399        Metlife Insurance (Life, Dental, AD&D Insurance)        $       226.35
         5/23/2001              34399        Metlife Insurance (Life, Dental, AD&D Insurance)        $       283.83
         5/23/2001              34399        Metlife Insurance (Life, Dental, AD&D Insurance)        $       135.32
NACT
         5/7/2001               34369        UHEAA (Garnishment Payment)                             $        95.76
         5/23/2001              34399        Metlife Insurance (Life, Dental, AD&D Insurance)        $     9,258.95
WorldxChange
         5/7/2001               34370        United Healthcare (Health Insurance)                    $     3,651.65
                                                                                                     --------------
                                                                                                     $    22,160.61

                                                                                                     --------------
                                                                        Total WAXS Disbursements     $    64,154.71
                                                                                                     ==============

                            OPERATING REPORT Page 7                Page 2 of 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                        CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  03299944407


     DATE DISBURSED         CHECK NUMBER                   DESCRIPTION                                   AMOUNT
     --------------         ------------                   -----------                                   ------
         5/10/2001              Various      Payroll Checks                                          $    19,480.05
         5/10/2001              Various      Payroll Checks                                          $     5,519.47
         5/10/2001              Various      Payroll Checks                                          $     1,238.89
         5/11/2001              Various      Payroll Checks                                          $   119,547.69
         5/24/2001              Various      Payroll Checks                                          $    14,903.67
         5/24/2001              Various      Payroll Checks                                          $     5,881.50
         5/24/2001              Various      Payroll Checks                                          $     3,974.42
         5/25/2001              Various      Payroll Checks                                          $   102,943.28
                                                                                                     --------------
                                                                                           Total     $   273,488.97
Less: Disbursements to or on behalf of Parent or Affiliate.


Facilicom
         5/24/2001              Various      Payroll Checks                                          $     3,974.42
NACT
         5/10/2001              Various      Payroll Checks                                          $    19,480.05
         5/24/2001              Various      Payroll Checks                                          $    14,903.67
WorldxChange
         5/10/2001              Various      Payroll Checks - Adjustment Run                         $     1,238.89
         5/11/2001              Various      Payroll Checks                                          $   119,547.69
         5/25/2001              Various      Payroll Checks                                          $   102,943.28
                                                                                                     --------------
                                                                                                     $   262,088.00

                                                                                                     --------------
                                                                        Total WAXS Disbursements     $    11,400.97
                                                                                                     ==============



                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                        CASE NUMBER: 01-14633-SPS

                       For the Month Ending: May 31, 2001

STATEMENT OF INVENTORY

Beginning Inventory                             $         --
Add: purchases                                  $         --
Less: goods sold                                $         --
                                                ------------
Ending inventory                                $         --
                                                ============

PAYROLL INFORMATION STATEMENT

Gross payroll for this period                   $ 278,383.73
Payroll taxes due but unpaid                    $         --


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS


                                DATE REGULAR           AMOUNT OF              NUMBER OF                AMOUNT OF
NAME OF CREDITOR/LESSOR        PAYMENT IS DUE       REGULAR PAYMENT      PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
-----------------------        --------------       ---------------      -------------------      -------------------
 Xerox Corporation                Monthly              $ 1,247.84                 --                     $     --



                            OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                       CASE NUMBER: 01-14633-SPS

                       For the Month Ending: May 31, 2001

STATEMENT OF AGED RECEIVABLES


ACCOUNTS RECEIVABLE                                                3RD PARTY              INTERCOMPANY             TOTAL
                                                                   ---------              ------------             -----
         Beginning of month balance                               $           --         $           --        $           --
         Add: sales on account                                    $           --         $           --        $           --
                 Disbursements made on behalf of affiliate        $           --         $ 8,817,491.44        $ 8,817,491.44
                 Cash advanced to affiliate                       $           --         $   924,755.53        $   924,755.53
                 Cash received by Parent or Affiliate             $           --         $           --        $           --
         Less: collections                                        $           --         $           --        $           --
                                                                  --------------         --------------        --------------
         End of month balance                                     $           --         $ 9,742,246.97        $ 9,742,246.97
                                                                  ==============         ==============        ==============


        0-30 Days       31-60 Days     61-90 Days    Over 90 Days      End of Month Total
        ---------       ----------     ----------    ------------      ------------------
          $  --            $  --         $   --         $  --                 $   --



STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                   3RD PARTY              INTERCOMPANY            TOTAL
                                                                   ---------              ------------            -----
         Beginning of month balance                               $           --         $           --        $           --
         Add: sales on account                                    $   583,854.15         $           --        $   583,854.15
                  Cash received on behalf of affiliate                                   $   259,631.24        $   259,631.24
                  Cash received from affiliate                                           $   483,230.62        $   483,230.62
         Less: payments                                           $  (348,931.60)        $           --        $  (348,931.60)
                                                                  --------------         --------------        --------------
         End of month balance                                     $   234,922.55         $   742,861.86        $   977,784.41
                                                                  ==============         ==============        ==============



        0-30 Days          31-60 Days     61-90 Days    Over 90 Days      End of Month Total
        ---------          ----------     ----------    ------------      ------------------
       $ 234,922.55          $   --         $   --          $   --            $ 234,922.55



                            OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                        CASE NUMBER: 01-14633-SPS

                       For The Month Ending: May 31, 2001

                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.        Federal income taxes                     Yes (X)                         No ( )

       2.        FICA withholdings                        Yes (X)                         No ( )

       3.        Employee's withholdings                  Yes (X)                         No ( )

       4.        Employer's FICA                          Yes (X)                         No ( )

       5.        Federal unemployment taxes               Yes (X)                         No ( )

       6.        State income tax                         Yes (X)                         No ( )

       7.        State employee withholdings              Yes (X)                         No ( )

       8.        All other state taxes                                                    See Note Below


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.



                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                          /s/ Henry C. Lyon
                                          -------------------------------------
                                          For the Debtor In Possession

                                          Henry C. Lyon
                                          Designated Officer



                            OPERATING REPORT PAGE 12

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

             AMENDED SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: June 30, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                         $18,680,103.85

RECEIPTS:
     1.  Receipts from Operations
         Other Receipts                                                   $    64,798.23
         Other Receipts (Received on behalf of Affiliates)                $   387,767.31
                                                                          --------------

TOTAL RECEIPTS                                                            $   452,565.54

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                      $   209,766.34
         b. Others                                                        $   212,419.01
     4. Taxes
         a. Federal Income Taxes                                          $   137,670.12
         b. FICA Withholdings                                             $    23,790.36
         c. Employee's withholdings                                       $    89,843.03
         d. Employer's FICA                                               $    23,790.29
         e. Federal Unemployment Taxes                                    $       348.72
         f. State Income Tax                                              $    34,826.96
         g. State Employee withholdings                                   $       554.10
         h. All other state taxes                                         $     2,517.23

     5. Necessary Expenses
         a. Rent or mortgage payment(s)
         b. Utilities                                                     $    22,624.52
         c. Insurance                                                     $   145,271.30
         d. Merchandise bought for manufacture or sell
         e. Other necessary expenses                                      $     4,588.62
             Employee Expenses                                            $    17,237.37
             Office Supplies & Expenses                                   $     4,757.22
             Other                                                        $     6,445.66
                                                                          --------------

TOTAL DISBURSEMENTS                                                       $   936,450.85
Add:  Disbursements made on behalf of Affiliates                          $ 1,181,039.68
                                                                          --------------
ADJUSTED TOTAL DISBURSEMENTS                                              $ 2,117,490.53

                                                                          --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                       $(1,664,924.99)

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access Telecom Group            $           --
NET INTERCOMPANY SWEEPS/TRANSFERS - Facilicom International, L.L.C        $  (120,000.00)
NET INTERCOMPANY SWEEPS/TRANSFERS - NACT                                  $           --
NET INTERCOMPANY SWEEPS/TRANSFERS - WA Telecom Products Co., Inc.         $           --
NET INTERCOMPANY SWEEPS/TRANSFERS - WorldXchange                          $   940,601.83
                                                                          --------------

NET INTERCOMPANY SWEEPS/TRANSFERS - CURRENT PERIOD                        $   820,601.83
                                                                          --------------

ENDING BALANCE IN Bank of America - Master 03751046297                    $   424,233.21
ENDING BALANCE IN Bank of America - Disbursement 03299976144              $ 2,131,621.80
ENDING BALANCE IN Bank of America - Payroll 03299944407                   $   236,866.73
ENDING BALANCE IN Bank of America - Payroll Taxes 03751301149             $   401,362.07
ENDING BALANCE IN Bank of America - Unemp. Benefit 03751255062            $     9,800.57
ENDING BALANCE IN Bank of America - Money Market 851018                   $ 7,896,241.91
ENDING BALANCE IN Deustch Bank - S/T Investment                           $ 5,026,436.02
ENDING BALANCE IN Bank of America - Restricted Cash                       $ 1,333,333.95
ENDING BALANCE IN Wells Fargo - Restricted Cash 699-3295970               $   370,788.39
ENDING BALANCE IN First Union - Commercial Checking 2000003341528         $       106.04
ENDING BALANCE IN Chase Manhattan Bank - FISC 719-1-362214                $     4,990.00

                                                                          --------------
ENDING BALANCE IN ALL ACCOUNTS                                            $17,835,780.69
                                                                          ==============


                             OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

     DATE RECEIVED                                      DESCRIPTION                                      AMOUNT
     -------------                                      -----------                                   ------------
          6/1/2001                   MONIQUE LUNG (COBRA)                                             $     664.14
          6/1/2001                   KATHRYN EISMAN (COBRA)                                           $     219.11
          6/1/2001                   KATHLEEN G. WINTERS (COBRA)                                      $      22.74
          6/1/2001                   MARK GERGEL (LAPTOP)                                             $     100.00
          6/1/2001                   TODD ALLEN (COBRA)                                               $     223.07
          6/1/2001                   MICHELLE MCCABE BIRDWELL (COBRA)                                 $     664.14
          6/1/2001                   MARK GERGEL (COBRA)                                              $   1,328.28
          6/1/2001                   MARTHA HERNANDEZ (COBRA)                                         $     225.00
          6/1/2001                   HARLD BJERKLEY (COBRA)                                           $      57.76
          6/1/2001                   FRANKLIN EDWARDS (COBRA)                                         $     223.07
          6/1/2001                   FRANKLIN EDWARDS (COBRA))                                        $     223.07
          6/1/2001                   RAPID LINK (COBRA)                                               $     664.14
          6/1/2001                   ORION TELECOMMUNICATIONS (NOTE REC.)                             $  69,062.00
          6/1/2001                   STATE OF CONNECTICUT (EMPLOYER P/R TAX REFUND)                   $      64.01
          6/1/2001                   US TREASURY (EMPLOYER P/R TAX REFUND)                            $       1.60
          6/1/2001                   US TREASURY (FED EXCISE TAX REFUND)                              $      24.32
          6/1/2001                   US TREASURY (FED EXCISE TAX REFUND)                              $      14.88
         6/11/2001                   AMERICAN TOWER CORP. (10% DOWN ON ASSETS)                        $ 150,000.00
         6/21/2001                   PROCEEDS FROM NEW ZEALAND SALE                                   $  61,380.00
         6/25/2001                   XFER IN FROM WXC                                                 $ 200,000.00
         6/28/2001                   PROCEEDS FROM NEW ZEALAND SALE                                   $  40,900.00
         6/29/2001                   KAISER PERMANENTE (DEPOSIT REFUND)                               $     318.34
         6/29/2001                   RITA HIGHTOWER (COBRA)                                           $     223.07
         6/29/2001                   MONIQUE LUNG (COBRA)                                             $     664.14
         6/29/2001                   FEDERAL EXPRESS (OVERPAYMENT REFUND)                             $      32.86
         6/29/2001                   MERRILL LYNCH (OVERPAYMENT REFUND)                               $     140.48
         6/29/2001                   APRIZE SATELLITE (COBRA)                                         $   1,481.52
         6/29/2001                   APRIZE SATELLITE (COBRA)                                         $     493.84
         6/29/2001                   KAREN ZEITNER (POSTAGE)                                          $      20.97
         6/29/2001                   EVELYN JOHNSON (COBRA)                                           $     223.07
         6/29/2001                   DANIEL MENKEN (COBRA)                                            $     664.14
                                                                                                      ------------

                                                                                      Total           $ 530,323.76

Less: Receipts from or on behalf of Parent or Affiliate

WA Telecom Products Co., Inc.
         6/1/2001                    ORION TELECOMMUNICATIONS (NOTE REC.)                             $  69,062.00
Facilicom
         6/11/2001                   AMERICAN TOWER CORP. (10% DOWN ON ASSETS)                        $ 150,000.00
WA Telecommunications Group
         6/1/2001                    STATE OF CONNECTICUT (EMPLOYER P/R TAX REFUND)                   $      64.01
         6/1/2001                    US TREASURY (EMPLOYER P/R TAX REFUND)                            $       1.60
         6/1/2001                    US TREASURY (FED EXCISE TAX REFUND)                              $      24.32
         6/1/2001                    US TREASURY (FED EXCISE TAX REFUND)                              $      14.88
WorldxChange
         6/21/2001                   PROCEEDS FROM NEW ZEALAND SALE                                   $  61,380.00
         6/25/2001                   XFER IN FROM WXC                                                 $ 200,000.00
         6/28/2001                   PROCEEDS FROM NEW ZEALAND SALE                                   $  40,900.00
                                                                                                      ------------
                                                                                                      $ 521,446.81

                                                                                                      ------------
                                                                        Total WAXS Receipts           $   8,876.95
                                                                                                      ============


                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name: - Payroll Account
Account Number:  03299944407

     DATE RECEIVED                                      DESCRIPTION                                      AMOUNT
     -------------                                      -----------                                   ------------
          6/1/2001                   XFER IN FROM WXC                                                 $ 488,983.10
          6/7/2001                   XFER IN FROM WXC                                                 $  25,347.14
         6/19/2001                   XFER IN FROM ADP                                                 $  66,320.50
                                                                                                      ------------
                                                                                     Total            $ 580,650.74

Less:  Receipts from or on behalf of Parent or Affiliate

WorldxChange
          6/1/2001                   XFER IN FROM WXC                                                 $ 488,983.10
          6/7/2001                   XFER IN FROM WXC                                                 $  25,347.14
NACT
         6/19/2001                   XFER IN FROM ADP                                                 $  66,320.50
                                                                                                      ------------
                                                                                                      $ 580,650.74

                                                                                                      ------------
                                                                       Total WAXS Receipts            $          -
                                                                                                      ============


                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2001

Bank:  Bank of America (Nations Funds)
Location:  Charlotte, NC
Account Name:  Money Market
Account Number:  851018

     DATE RECEIVED                                      DESCRIPTION                                      AMOUNT
     -------------                                      -----------                                   ------------
         6/29/2001                   INTEREST RECEIVED                                                $  29,336.38
                                                                                                      ------------
                                                                       Total WAXS Receipts            $  29,336.38
                                                                                                      ============


                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2001

Bank:  Wells Fargo
Location:  Minneapolis, MN
Account Name:  Restricted Cash
Account Number:  699-3295970

     DATE RECEIVED                                      DESCRIPTION                                      AMOUNT
     -------------                                      -----------                                   ------------
         6/29/2001                   INTEREST RECEIVED                                                $     461.41
                                                                                                      ------------

                                                                       Total WAXS Receipts            $     461.41
                                                                                                      ============


                            OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2001

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-19648

     DATE RECEIVED                                      DESCRIPTION                                      AMOUNT
     -------------                                      -----------                                   ------------
         6/29/2001                   INTEREST RECEIVED                                                $  26,123.49
                                                                                                      ------------
                                                                       Total WAXS Receipts            $  26,123.49
                                                                                                      ============


                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

         DATE DISBURSED                                       DESCRIPTION                                AMOUNT
         --------------                                       -----------                             ------------

          6/4/2001                   MERRILL LYNCH (401K W/H)                                         $  52,774.17
          6/4/2001                   XFER TO FACILICOM                                                $  60,000.00
          6/5/2001                   BANK FEE                                                         $      30.00
          6/5/2001                   XFER TO FACILICOM                                                $  60,000.00
          6/8/2001                   PAT AELVOET                                                      $   7,437.71
         6/25/2001                   VERIZON (FOR WXC)                                                $ 200,000.00
         6/27/2001                   MERRILL LYNCH (401K W/H)                                         $  37,068.86

                                                                                                      ------------
                                                                                     Total            $ 417,310.74
                                                                                                      ============

Less:  Disbursement to or on behalf of Affiliates

Facilicom
          6/4/2001                   XFER TO FACILICOM                                                $  60,000.00
          6/5/2001                   XFER TO FACILICOM                                                $  60,000.00
WorldxChange
          6/8/2001                   PAT AELVOET                                                        $ 7,437.71
         6/25/2001                   VERIZON (FOR WXC)                                                $ 200,000.00

                                                                                                      ------------
                                                                                                      $ 327,437.71

                                                                                                      ------------
                                                                  Total WAXS Disbursements            $  89,873.03
                                                                                                      ============


                            OPERATING REPORT Page 8

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144

     DATE DISBURSED               CHECK NUMBER                            DESCRIPTION                   AMOUNT
     --------------               ------------                            -----------                 ----------
          6/1/2001                   34404                   AIRBORNE EXPRESS                         $   317.39
          6/1/2001                   34405                   BOWNE OF ATLANTA                         $   505.00
          6/1/2001                   34406                   CENTRAL PARKING                          $   990.00
          6/1/2001                   34407                   TOD CHMAR                                $ 2,837.04
          6/1/2001                   34409                   GEORGIA NATURAL                          $   265.09
          6/1/2001                   34410                   J. SMITH LANIER                          $30,640.41
          6/1/2001                   34411                   MCI WORLDCOM CO                          $ 2,636.80
          6/1/2001                   34411                   MCI WORLDCOM CO                          $    23.53
          6/1/2001                   34412                   MICHAEL MIES                             $ 2,836.07
          6/1/2001                   34413                   DEANNA MULLINS                           $ 1,608.70
          6/1/2001                   34414                   NORTH ATLANTA REALTY                     $28,021.26
          6/1/2001                   34415                   TOTAL OFFICE PRODUCTS                    $    55.01
          6/5/2001                   34416                   NORTH ATLANTA REALTY                     $28,121.13
          6/8/2001                   34417                   AIRBORNE EXPRESS                         $   265.08
          6/8/2001                   34418                   AVERT, INC                               $    10.00
          6/8/2001                   34419                   WALTER BURMEISTER                        $ 5,529.95
          6/8/2001                   34420                   SUSAN CRISLER                            $ 2,596.67
          6/8/2001                   34421                   MCI WORLDCOM CO                          $   487.48
          6/8/2001                   34422                   MET LIFE                                 $ 1,825.21
          6/8/2001                   34422                   MET LIFE                                 $    56.93
          6/8/2001                   34422                   MET LIFE                                 $ 9,258.95
          6/8/2001                   34422                   MET LIFE                                 $   855.75
          6/8/2001                   34423                   UHEAA                                    $    95.76
          6/8/2001                   34424                   UNITED HEALTHCARE                        $14,892.68
          6/8/2001                   34424                   UNITED HEALTHCARE                        $ 3,843.14
          6/8/2001                   34425                   WASTE MANAGEMENT                         $    77.05
         6/12/2001                   34426                   CHRISTIAN GRANT                          $   250.00
         6/12/2001                   34427                   KEVIN MORAN                              $ 1,000.00
         6/12/2001                   34428                   KAREN ZEITNER                            $   175.00
         6/13/2001                   34429                   KAMRAN SAEED                             $   106.07
         6/15/2001                   34430                   ADP                                      $   358.22
         6/15/2001                   34431                   AIRBORNE EXPRESS                         $   203.34
         6/15/2001                   34432                   ASCOM HASLER                             $   731.22
         6/15/2001                   34433                   BORSEN-ZEITUNG                           $   483.90
         6/15/2001                   34434                   BOWNE OF ATLANTA                         $   291.00
         6/15/2001                   34435                   CONTINENTAL STOCK                        $   730.55
         6/15/2001                   34436                   FEDERAL EXPRESS                          $    19.12
         6/15/2001                   34437                   FRANKLIN CO CHILD SUPPORT                $ 1,438.32
         6/15/2001                   34438                   FRANCHISE TAX BOARD                      $   427.94
         6/15/2001                   34439                   IRS                                      $   100.00
         6/15/2001                   34440                   LILIANA CHAVEZ                           $   115.00
         6/15/2001                   34441                   MCI WORLDCOM CO                          $   238.53
         6/15/2001                   34442                   DEANNA MULLINS                           $ 1,693.34
         6/15/2001                   34443                   NEW JERSEY FAMILY                        $   303.32
         6/15/2001                   34444                   OFFICE OF THE DISTRICT                   $ 1,043.52
         6/15/2001                   34445                   SAN BERNARDINO CHILD                     $   844.00
         6/15/2001                   34446                   TH BILLINGSLEA CH 13                     $   225.00
         6/15/2001                   34447                   TOSHIBA EASY LEASE                       $    57.11
         6/15/2001                   34448                   VELOCITY EXPRESS                         $     6.66
         6/18/2001                   34449                   JUDCO MANAGEMENT                         $ 9,250.00
         6/20/2001                   34450                   BELLSOUTH                                $   455.69
         6/20/2001                   34451                   BELLSOUTH                                $   564.27
         6/20/2001                   34452                   BUNDESANZEIGER                           $   257.43
         6/20/2001                   34453                   CONTINENTAL STOCK                        $   225.01
         6/20/2001                   34454                   FEDERAL EXPRESS                          $    92.91
         6/20/2001                   34455                   GE CAPITAL                               $   612.83
         6/20/2001                   34456                   IMPERIAL BUSINESS                        $   546.02


                            OPERATING REPORT Page 9                       1 of 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144

     DATE DISBURSED               CHECK NUMBER                            DESCRIPTION                  AMOUNT
     --------------               ------------                            -----------                -----------

         6/20/2001                   34457                   J. SMITH LANIER                         $ 90,000.00
         6/20/2001                   34458                   MCI WORLDCOM CO                         $     51.43
         6/20/2001                   34459                   MCI WORLDCOM CO                         $    316.40
         6/20/2001                   34460                   MCI WORLDCOM CO                         $ 10,647.15
         6/20/2001                   34460                   MCI WORLDCOM CO                         $  3,943.51
         6/20/2001                   34461                   VELOCITY EXPRESS                        $     13.32
         6/27/2001                   34462                   NCCI INC                                $  7,913.00
         6/27/2001                   34463                   RANDSTAD NORTH                          $    192.00
         6/27/2001                   34464                   THOMPSON LIFT                           $    549.98
         6/29/2001                   34465                   AIRBORNE EXPRESS                        $    325.51
         6/29/2001                   34466                   ROBERT CARRABIS                         $    500.00
         6/29/2001                   34467                   CENTRAL PARKING                         $    935.00
         6/29/2001                   34468                   IBM CORPORATION                         $ 40,000.00
         6/29/2001                   34469                   MCI WORLDCOM CO                         $  2,994.64
         6/29/2001                   34470                   DEANNA MULLINS                          $  1,201.20
         6/29/2001                   34471                   UHEAA                                   $     95.76
         6/29/2001                   34472                   VELOCITY EXPRESS                        $      6.66
         6/29/2001                   34473                   ANN WALLACE                             $  2,298.82
                                                                                                     -----------

                                                                                     Total           $323,481.78

Less:  Disbursement to or on behalf of Parent or Affiliate

WA Telecom Products Co., Inc.
                 6/1/2001            34414                   NORTH ATLANTA REALTY                    $ 28,021.26
                 6/5/2001            34416                   NORTH ATLANTA REALTY                    $ 28,121.13
                 6/8/2001            34425                   WASTE MANAGEMENT                        $     77.05
                6/15/2001            34447                   TOSHIBA EASY LEASE                      $     57.11
                6/20/2001            34455                   GE CAPITAL                              $    612.83
                6/20/2001            34456                   IMPERIAL BUSINESS                       $    546.02
                6/27/2001            34463                   RANDSTAD NORTH                          $    192.00
                6/27/2001            34464                   THOMPSON LIFT                           $    549.98
Facilicom
                 6/8/2001            34420                   SUSAN CRISLER                           $  2,596.67
                 6/8/2001            34422                   MET LIFE                                $    855.75
                 6/8/2001            34424                   UNITED HEALTHCARE                       $  3,843.14
                6/18/2001            34449                   JUDCO MANAGEMENT                        $  9,250.00
WA Telecommunications Group
                 6/8/2001            34422                   MET LIFE                                $     56.93
NACT
                 6/8/2001            34422                   MET LIFE                                $  9,258.95
WorldxChange
         6/29/2001                   34466                   ROBERT CARRABIS                         $    500.00
         6/29/2001                   34468                   IBM CORPORATION                         $ 40,000.00
                                                                                                     -----------
                                                                                                     $124,538.82

                                                                                                     -----------
                                                                  Total WAXS Disbursements           $198,942.96
                                                                                                     ===========


                            OPERATING REPORT Page 10                      2 of 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  03299944407

     DATE DISBURSED              CHECK NUMBER                           DESCRIPTION                    AMOUNT
     --------------              ------------                           -----------                -------------
          6/1/2001                   Various                 6/1/01 WXC Payroll Checks             $  488,983.10
          6/8/2001                   Various                 6/8/01 WXC Payroll Checks             $   25,347.14
         6/11/2001                   Various                 6/11/01 WXC Payroll Checks            $   47,570.13
          6/7/2001                   Various                 6/7/01 NACT Payroll Checks            $   16,066.03
         6/21/2001                   Various                 6/21/01 NACT Payroll Checks           $   16,338.54
          6/7/2001                   Various                 6/7/01 Corp Payroll Checks            $  101,212.50
         6/11/2001                   Various                 6/11/01 Corp Payroll Checks           $  156,432.45
         6/21/2001                   Various                 6/21/01 Corp Payroll Checks           $  164,540.40

                                                                                                   -------------
                                                                                     Total         $1,016,490.29

Less:  Disbursement to or on behalf of Parent or Affiliate

NACT
          6/7/2001                   Various                 6/7/01 NACT Payroll Checks            $   16,066.03
         6/21/2001                   Various                 6/21/01 NACT Payroll Checks           $   16,338.54
WorldxChange
          6/1/2001                   Various                 6/1/01 WXC Payroll Checks             $  488,983.10
          6/8/2001                   Various                 6/8/01 WXC Payroll Checks             $   25,347.14
         6/11/2001                   Various                 6/11/01 WXC Payroll Checks            $   47,570.13
                                                                                                   -------------
                                                                                                   $  594,304.94

                                                                                                   -------------
                                                                  Total WAXS Disbursements         $  422,185.35
                                                                                                   =============



                            OPERATING REPORT Page 11

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  0751301149

     DATE DISBURSED                            DESCRIPTION                                               AMOUNT
     --------------                            -----------                                            ------------
         6/1/2001                    ADP (PROCESSING FEES)                                            $     313.32
         6/1/2001                    ADP - PAYROLL TAXES                                              $ 215,717.62
         6/7/2001                    ADP - PAYROLL TAXES                                              $  10,563.84
         6/7/2001                    ADP - PAYROLL TAXES                                              $  57,729.16
         6/8/2001                    ADP (PROCESSING FEES)                                            $     238.00
         6/11/2001                   ADP - PAYROLL TAXES                                              $  91,820.88
         6/11/2001                   ADP - PAYROLL TAXES                                              $  27,534.60
         6/15/2001                   ADP (PROCESSING FEES)                                            $     254.24
         6/20/2001                   ADP - PAYROLL TAXES                                              $  73,947.74
         6/22/2001                   ADP (PROCESSING FEES)                                            $     115.52
         6/29/2001                   ADP (PROCESSING FEES)                                            $     250.22

                                                                                                      ------------
                                                                                     Total            $ 478,485.14

Less:  Disbursement to or on behalf of Parent or Affiliate

WorldxChange
         6/1/2001                    ADP - PAYROLL TAXES                                              $ 215,717.62
         6/7/2001                    ADP - PAYROLL TAXES                                              $  10,563.84
         6/11/2001                   ADP - PAYROLL TAXES                                              $  27,534.60
                                                                                                      ------------
                                                                                                      $ 253,816.06

                                                                                                      ------------
                                                                  Total WAXS Disbursements            $ 224,669.08
                                                                                                      ============


                            OPERATING REPORT Page 12

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Unemployment Benefit Plan and Trust
Account Number:  03751255062

     DATE DISBURSED               CHECK NUMBER                           DESCRIPTION                    AMOUNT
     --------------               ------------                           -----------                  ----------
        6/7/2001                     1639                   Allan Graf                                $   199.43
                                                                                                      ----------
                                                                  Total WAXS Disbursements            $   199.43
                                                                                                      ==========


                            OPERATING REPORT Page 13

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Flexible Spending
Account Number:  03751039615

     DATE DISBURSED               CHECK NUMBER                           DESCRIPTION                    AMOUNT
     --------------               ------------                           -----------                  ----------
        6/1/2001                                            CBA FUND                                  $   581.00
                                                                                                      ----------
                                                                  Total WAXS Disbursements            $   581.00
                                                                                                      ==========


                            OPERATING REPORT Page 14

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2001

Bank:  First Union
Location:  Delaware
Account Name:  World Access Investment Corp
Account Number:  2000003341528

     DATE DISBURSED                                 DESCRIPTION                                         AMOUNT
     --------------                                 -----------                                       ------------
          6/1/2001                   Griffin Corp Fees                                                $     462.14
         6/11/2001                   Bank Fees                                                        $      24.51
         6/29/2001                   Griffin Corp Fees                                                $     455.50
                                                                                                      ------------
                                                                                                      $     942.15

Less:  Disbursements made to or on behalf of Affiliates.
WA Telecom Products Co., Inc.
          6/1/2001                   Griffin Corp Fees                                                $     462.14
         6/11/2001                   Bank Fees                                                        $      24.51
         6/29/2001                   Griffin Corp Fees                                                $     455.50
                                                                                                      ------------
                                                                                                      $     942.15

                                                                                                      ------------
                                                                  Total WAXS Disbursements            $          -
                                                                                                      ============


                            OPERATING REPORT Page 15

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                       For the Month Ending: June 30, 2001

STATEMENT OF INVENTORY
    Beginning Inventory                                                    $           --
    Add: purchases                                                         $           --
    Less: goods sold                                                       $           --
                                                                           --------------
    Ending inventory                                                       $           --
                                                                           ==============

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period                                          $   735,526.16
    Payroll taxes due but unpaid                                           $           --


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                                DATE REGULAR          AMOUNT OF             NUMBER OF               AMOUNT OF
     NAME OF CREDITOR/LESSOR                   PAYMENT IS DUE      REGULAR PAYMENT      PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
     -----------------------                   --------------     ----------------     --------------------    -------------------
Xerox Corporation                                 Monthly           $  1,247.84                           1           $  1,247.84


                            OPERATING REPORT Page 16

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                       For the Month Ending: June 30, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                       3RD PARTY              INTERCOMPANY             TOTAL
-------------------                                       --------------         --------------        --------------
Beginning of month balance                                                      $ 9,742,246.97         $ 9,742,246.97
Add: Sales on account                                                                                  $           --
        Disbursements made on behalf of Affiliates                              $ 1,181,039.68         $ 1,181,039.68
        Cash advanced to affiliate                                              $   120,000.00         $   120,000.00
        Cash received by Affiliate                                                                     $           --
Less: Collections                                                                                      $           --
                                                          --------------        --------------         --------------
End of month balance                                      $           --        $11,043,286.65         $11,043,286.65
                                                          ==============        ==============         ==============

        0-30 Days                31-60 Days               61-90 Days              Over 90 Days          End of Month Total
        ---------                ----------               ----------              ------------          ------------------
           $ -                       $ -                      $ -                      $ -                      $ -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

ACCOUNTS RECEIVABLE                                         3RD PARTY             INTERCOMPANY             TOTAL
-------------------                                       --------------          -------------        --------------
Beginning of month balance                                $   234,922.55          $ 742,861.86         $   977,784.41
Add: sales on account                                     $ 1,274,256.24          $          -         $ 1,274,256.24
        Cash received on behalf of affiliate              $            -          $ 387,767.31         $   387,767.31
        Cash received from affiliate                      $            -          $ 940,601.83         $   940,601.83
Less: payments                                            $  (936,450.85)         $          -         $  (936,450.85)
                                                          --------------          -------------        --------------
End of month balance                                      $   572,727.94          $2,071,231.00        $ 2,643,958.94
                                                          ==============          =============        ==============

        0-30 Days                31-60 Days               61-90 Days              Over 90 Days          End of Month Total
        ---------                ----------               ----------              ------------          ------------------
      $ 380,520.43             $ 192,207.51                  $ -                      $ -                     $ 572,727.94


                            OPERATING REPORT Page 17

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                       For the Month Ending: June 30, 2001


                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.   Federal income taxes               Yes (X)              No ( )

       2.   FICA withholdings                  Yes (X)              No ( )

       3.   Employee's withholdings            Yes (X)              No ( )

       4.   Employer's FICA                    Yes (X)              No ( )

       5.   Federal unemployment taxes         Yes (X)              No ( )

       6.   State income tax                   Yes (X)              No ( )

       7.   State employee withholdings        Yes (X)              No ( )

       8.   All other state taxes                    See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 18

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                    /s/ Henry C. Lyon
                                    ------------------------------------------
                                     For the Debtor In Possession

                                     Henry C. Lyon
                                     Designated Officer


                            OPERATING REPORT Page 19

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

             AMENDED SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: July 31, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                                       $17,835,780.69

RECEIPTS:
    1. Receipts from Operations
    2. Other Receipts                                                                   $    43,581.47
       Other Receipts (Received on behalf of Affiliates)                                $14,833,114.25
                                                                                        --------------

TOTAL RECEIPTS                                                                          $14,876,695.72

DISBURSEMENTS
    3. Net Payroll
       a. Officers                                                                      $   139,116.78
       b. Others                                                                        $   140,677.38
    4. Taxes
       a. Federal Income Taxes                                                          $   125,366.77
       b. FICA Withholdings                                                             $    22,029.69
       c. Employee's withholdings                                                       $     8,630.87
       d. Employer's FICA                                                               $    22,029.75
       e. Federal Unemployment Taxes                                                    $       219.25
       f. State Income Tax                                                              $    27,723.82
       g. State Employee withholdings                                                   $       915.55
       h. All other state taxes                                                         $     1,315.59

    5. Necessary Expenses
       a. Rent or mortgage payment(s)                                                   $           --
       b. Utilities                                                                     $    17,817.81
       c. Insurance                                                                     $    93,803.27
       d. Merchandise bought for manufacture or sell                                    $           --
       e. Other necessary expenses                                                      $           --
           Employee Expenses                                                            $    16,417.79
           Office Supplies & Expenses                                                   $     4,252.81
           Other                                                                        $     1,217.91
                                                                                        --------------

TOTAL DISBURSEMENTS                                                                     $   621,535.04
Add:  Disbursements made on behalf of Affiliates                                        $   291,826.92
                                                                                        --------------
ADJUSTED TOTAL DISBURSEMENTS                                                            $   913,361.96


                                                                                        --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                     $13,963,333.76

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access Telecom Group                          $           --
NET INTERCOMPANY SWEEPS/TRANSFERS - Facilicom International, L.L.C                      $           --
NET INTERCOMPANY SWEEPS/TRANSFERS - NACT                                                $           --
NET INTERCOMPANY SWEEPS/TRANSFERS - WA Telecom Products Co., Inc.                       $           --
NET INTERCOMPANY SWEEPS/TRANSFERS - WorldXchange                                        $           --
                                                                                        --------------

NET INTERCOMPANY SWEEPS/TRANSFERS - CURRENT PERIOD                                      $           --
                                                                                        --------------

ENDING BALANCE IN Bank of America - Master  03751046297                                 $15,149,053.16
ENDING BALANCE IN Bank of America - Disbursement 03299976144                            $ 1,806,934.16
ENDING BALANCE IN Bank of America - Payroll 03299944407                                 $   (42,927.43)
ENDING BALANCE IN Bank of America - Payroll Taxes 03751301149                           $   201,300.13
ENDING BALANCE IN Bank of America - Unemp. Benefit 03751255062                          $     9,800.57
ENDING BALANCE IN Bank of America - Money Market 851018                                 $ 7,922,528.70
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                               $ 5,042,941.91
ENDING BALANCE IN Bank of America - Restricted Cash                                     $ 1,333,333.95
ENDING BALANCE IN Wells Fargo - Restricted Cash 699-3295970                             $   371,210.61
ENDING BALANCE IN First Union - Commercial Checking  2000003341528                      $       (51.31)
ENDING BALANCE IN Chase Manhattan Bank - FISC 719-1-362214                              $     4,990.00
                                                                                        --------------
ENDING BALANCE IN ALL ACCOUNTS                                                          $31,799,114.45
                                                                                        ==============


                            OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297


      DATE RECEIVED                                                DESCRIPTION                                  AMOUNT
      -------------                                                -----------                                  ------
         7/6/2001                               LOCKBOX DEPOSIT CREDIT (NOT OURS - BOA TO DEBIT AUG)        $    24,506.55
         7/6/2001                               BLUE SKY INT'L (GUATEMALA SALE PROCEEDS)                    $   525,000.00
         7/9/2001                               MARTHA HERNANDEZ (COBRA)                                    $       223.07
         7/9/2001                               ORION TELECOMMUNCATIONS (RECEIVABLE)                        $    69,062.00
         7/9/2001                               RESTOR TELECOM INC (RECEIVABLE)                             $    14,588.70
         7/9/2001                               MERRILL LYNCH (REFUND)                                      $        61.00
         7/9/2001                               KAREN ZEITNER (PURCHASE COMPUTER)                           $        82.50
         7/17/2001                              ENIAP CORPORATION                                           $     9,787.00
         7/27/2001                              VERSO TECHNOLOGIES (NACT SALE PROCEEDS)                     $13,958,508.01
         7/27/2001                              SBT CORP TRUST WIRE (NACT SALE PROCEEDS)                    $   201,661.99
         7/31/2001                              SHAWN ANDERSON SCHOFIELD (NET NET GERMANY SALE)             $    30,000.00
                                                                                                            --------------

                                                                                               Total        $14,833,480.82

Less:  Receipts from or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
         7/6/2001                               LOCKBOX DEPOSIT CREDIT (NOT OURS - BOA TO DEBIT AUG)        $    24,506.55
         7/9/2001                               ORION TELECOMMUNCATIONS (RECEIVABLE)                        $    69,062.00
         7/9/2001                               RESTOR TELECOM INC (RECEIVABLE)                             $    14,588.70
         7/27/2001                              VERSO TECHNOLOGIES (NACT SALE PROCEEDS)                     $13,958,508.01
         7/27/2001                              SBT CORP TRUST WIRE (NACT SALE PROCEEDS)                    $   201,661.99
WA Telecommunications Group
         7/31/2001                              SHAWN ANDERSON SCHOFIELD (NET NET GERMANY SALE)             $    30,000.00

WorldxChange
         7/6/2001                               BLUE SKY INT'L (GUATEMALA SALE PROCEEDS)                    $   525,000.00
         7/17/2001                              ENIAP CORPORATION                                           $     9,787.00
                                                                                                            --------------
                                                                                                            $14,833,114.25

                                                                                                            --------------
                                                                                 Total WAXS Receipts        $       366.57
                                                                                                            ==============


                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2001

Bank:  Bank of America (Nations Funds)
Location:  Charlotte, NC
Account Name:  Money Market
Account Number:  851018

DATE RECEIVED                          DESCRIPTION                               AMOUNT
-------------                          -----------                               ------
  7/31/2001             Interest Received                                      $26,286.79
                                                                               ----------
                                                   Total WAXS Receipts         $26,286.79
                                                                               ==========


                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2001

Bank:  Wells Fargo
Location:  Minneapolis, MN
Account Name:  Restricted Cash
Account Number:  699-3295970


DATE RECEIVED                          DESCRIPTION                              AMOUNT
-------------                          -----------                              ------
  7/31/2001             Interest Received                                      $422.22
                                                                               -------
                                                   Total WAXS Receipts         $422.22
                                                                               =======


                            OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2001

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-19648

DATE RECEIVED                          DESCRIPTION                               AMOUNT
-------------                          -----------                               ------
  7/1/2001              Interest Received                                      $16,505.89
                                                                               ----------
                                                  Total WAXS Receipts          $16,505.89
                                                                               ==========


                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING


                       For the Month Ending: July 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

       DATE DISBURSED                     DESCRIPTION                              AMOUNT
       --------------                     -----------                              ------
         7/3/2001               UMS - Bank Fee                                  $     30.00
         7/30/2001              MERRILL LYNCH (401K)                            $  8,630.87
         7/31/2001              SIEMENS (ON BEHALF OF WXC)                      $100,000.00
                                                                                -----------
                                                            Total               $108,660.87

Less:  Disbursements made to or on behalf of Parent or Affiliates.

WorldxChange
         7/31/2001              SIEMENS (ON BEHALF OF WXC)                      $100,000.00

                                                                                -----------
                                                                                $100,000.00

                                                                                -----------
                                          Total WAXS Disbursements              $  8,660.87
                                                                                ===========


                            OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: July 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144

                          DATE DISBURSED                                CHECK NUMBER          DESCRIPTION                  AMOUNT
                          --------------                                ------------          -----------                  ------
                             7/3/2001                                       34474        WALL STREET JOURNAL           $   7,337.12
                             7/5/2001                                       34475        CURRIE/SAMUELSON              $  62,908.54
                             7/5/2001                                       34476        NORTH ATLANTA REALTY          $  28,046.00
                             7/6/2001                                       34477        AMC GLOBAL COMM               $     278.00
                             7/6/2001                                       34478        BOWNE OF ATLANTA              $     602.00
                             7/6/2001                                       34479        TOD CHMAR                     $     880.50
                             7/6/2001                                       34480        IBM CORPORATION               $  71,738.20
                             7/6/2001                                       34481        PETTY CASH                    $     185.75
                             7/6/2001                                       34482        KAMRAN SAEED                  $      63.00
                             7/6/2001                                       34483        UNITED HEALTHCARE             $  11,371.24
                             7/6/2001                                       34483        UNITED HEALTHCARE             $    (190.39)
                             7/6/2001                                       34483        UNITED HEALTHCARE             $  (2,502.87)
                             7/6/2001                                       34483        UNITED HEALTHCARE             $  (3,820.68)
                             7/11/2001                                      34484        ADP                           $   6,126.17
                             7/11/2001                                      34485        BANK OF AMERICA               $       6.00
                             7/11/2001                                      34486        STATE COMPENSATION            $   1,996.00
                             7/13/2001                                      34487        AIRBORNE EXPRESS              $     286.76
                             7/13/2001                                      34488        BOWNE OF ATLANTA              $     245.00
                             7/13/2001                                      34489        COLEMAN TECHNOGY              $     150.00
                             7/13/2001                                      34490        JUDCO MANAGEMENT              $   9,250.00
                             7/13/2001                                      34491        MCI WORLDCOM CO               $     487.48
                             7/13/2001                                      34492        METROPOLITAN LIFE             $   1,041.15
                             7/13/2001                                      34492        METROPOLITAN LIFE             $   8,922.78
                             7/13/2001                                      34492        METROPOLITAN LIFE             $     542.13
                             7/13/2001                                      34492        METROPOLITAN LIFE             $      61.83
                             7/13/2001                                      34492        METROPOLITAN LIFE             $   1,475.63
                             7/13/2001                                      34493        DEANA MULLINS                 $     886.36
                             7/13/2001                                      34494        VELOCITY EXPRESS              $       6.66
                             7/13/2001                                      34495        MARK WARNER                   $   3,711.48
                             7/13/2001                                      34496        WASTE MANAGEMENT              $     213.59
                             7/19/2001                                      34498        AIRBORNE EXPRESS              $     505.65
                             7/19/2001                                      34499        BELLSOUTH                     $   2,230.16
                             7/19/2001                                      34500        WALTER BURMEISTER             $  10,876.45
                             7/19/2001                                      34501        FEDERAL EXPRESS               $      16.38
                             7/19/2001                                      34502        FRANTFURTER ALLGEMEINE        $     550.83
                             7/19/2001                                      34503        J. SMITH LANIER               $  80,956.40
                             7/19/2001                                      34504        MCI WORLDCOM CO               $  14,590.64
                             7/19/2001                                      34505        PRINCIPAL LIFE                $      10.00
                             7/19/2001                                      34506        ROYAL CUP COFFEE              $     119.59
                             7/19/2001                                      34507        VELOCITY EXPRESS              $       6.39
                             7/26/2001                                      34508        ADP                           $      70.00
                             7/26/2001                                      34509        AIRBORNE EXPRESS              $     545.02
                             7/26/2001                                      34510        BELLSOUTH                     $     457.55
                             7/26/2001                                      34511        CENTRAL PARKING               $     990.00
                             7/26/2001                                      34512        FEDERAL EXPRESS               $      19.12
                             7/26/2001                                      34513        MCI WORLDCOM CO               $      51.98
                             7/26/2001                                      34514        VELOCITY EXPRESS              $      32.97
                             7/26/2001                                      34515        WORLD INVESTOR                $     353.08

                                                                                                                       ------------
                                                                                                               Total   $ 324,687.64
                                                                                                                       ============

Less: Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
                             7/5/2001                                       34476        NORTH ATLANTA REALTY          $  28,046.00
                             7/13/2001                                      34496        WASTE MANAGEMENT              $     213.59
Facilicom
                             7/6/2001                                       34483        UNITED HEALTHCARE             $  (3,820.68)
                             7/13/2001                                      34490        JUDCO MANAGEMENT              $   9,250.00
                             7/13/2001                                      34492        METROPOLITAN LIFE             $     542.13
WA Telecommunications Group
                             7/6/2001                                       34483        UNITED HEALTHCARE             $    (190.39)
                             7/13/2001                                      34492        METROPOLITAN LIFE             $      61.83
NACT
                             7/3/2001                                       34474        WALL STREET JOURNAL           $   7,337.12
                             7/13/2001                                      34492        METROPOLITAN LIFE             $   8,922.78


                            OPERATING REPORT Page 7                       1 of 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: July 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144

                          DATE DISBURSED                                CHECK NUMBER          DESCRIPTION                  AMOUNT
                          --------------                                ------------          -----------                  ------
WorldxChange
                             7/5/2001                                       34475        CURRIE/SAMUELSON              $  62,908.54
                             7/6/2001                                       34480        IBM CORPORATION               $  71,738.20
                             7/6/2001                                       34483        UNITED HEALTHCARE             $  (2,502.87)
                             7/11/2001                                      34484        ADP                           $   6,126.17
                             7/11/2001                                      34486        STATE COMPENSATION            $   1,996.00
                             7/13/2001                                      34492        METROPOLITAN LIFE             $   1,041.15
                                                                                                                       ------------
                                                                                                                       $ 191,669.57
                                                                                                                       ------------
                                                                                  Total WAXS Disbursements             $ 133,018.07
                                                                                                                       ============

                            OPERATING REPORT Page 7                       2 of 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: July 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  03299944407


          DATE DISBURSED             CHECK NUMBER         DESCRIPTION                            AMOUNT
          --------------             ------------         -----------                            ------
             7/5/2001                  451 - 492         Payroll Checks                        $175,894.68
             7/19/2001                 493 - 528         Payroll Checks                        $ 97,638.66
             7/19/2001                3968 - 3971        Payroll Checks                        $  6,260.82
                                                                                               -----------
                                                                     Total WAXS Disbursements  $279,794.16
                                                                                               ===========



                            OPERATING REPORT Page 8

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS


                              DISBURSEMENT LISTING
                              --------------------

                      For the Month Ending: July 31, 2001

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149


      DATE DISBURSED                          DESCRIPTION                               AMOUNT
      --------------                          -----------                               ------
         7/2/2001           ADP - Payroll Taxes                                       $ 88,208.88
         7/6/2001           ADP - Processing Fees                                     $     56.00
         7/13/2001          ADP - Processing Fees                                     $    153.74
         7/18/2001          ADP - Payroll Taxes                                       $ 45,486.62
         7/27/2001          ADP - Processing Fees                                     $    251.78
         7/30/2001          ADP - Payroll Taxes                                       $ 65,904.92
                                                                                      -----------
                                                     Total WAXS Disbursements         $200,061.94
                                                                                      ===========


                            OPERATING REPORT Page 9

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: July 31, 2001

Bank:  First Union
Location:  Delaware
Account Name:  World Access Investment Corp
Account Number:  2000003341528


      DATE DISBURSED                          DESCRIPTION                               AMOUNT
      --------------                          -----------                               ------
         7/11/2001          Bank Fees                                                 $ 24.60
         7/12/2001          IRS - Misc. Delaware Trust Tax Payment                    $  8.00
         7/30/2001          Griffin Corp. - Misc. Delaware Trust Tax Payment          $ 17.25
         7/31/2001          Overdraft Fee                                             $ 31.00
         7/31/2001          IRS - Misc. Delaware Trust Tax Payment                    $ 76.50
                                                                                      -------
                                                                        Total         $157.35

Less:  Disbursements made on behalf of Affiliate
         7/11/2001          Bank Fees                                                 $ 24.60
         7/12/2001          IRS - Misc. Delaware Trust Tax Payment                    $  8.00
         7/30/2001          Griffin Corp. - Misc. Delaware Trust Tax Payment          $ 17.25
         7/31/2001          Overdraft Fee                                             $ 31.00
         7/31/2001          IRS - Misc. Delaware Trust Tax Payment                    $ 76.50
                                                                                      -------
                                                                        Total         $157.35
                                                                                      -------
                                                     Total WAXS Disbursements         $    --
                                                                                      =======


                            OPERATING REPORT Page 10

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: July 31, 2001

STATEMENT OF INVENTORY

   Beginning Inventory                                    $        --
   Add: purchases                                         $        --
   Less: goods sold                                       $        --
                                                          -----------
   Ending inventory                                       $        --
                                                          ===========

PAYROLL INFORMATION STATEMENT

   Gross payroll for this period                          $488,025.45
   Payroll taxes due but unpaid                           $        --

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                   DATE REGULAR          AMOUNT OF           NUMBER OF             AMOUNT OF
NAME OF CREDITOR/LESSOR           PAYMENT IS DUE      REGULAR PAYMENT   PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
-----------------------           --------------      ---------------   -------------------   --------------------
Xerox Corporation                     Monthly            $1,247.84                        2         $2,495.68


                            OPERATING REPORT Page 11

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: July 31, 2001


STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                        3RD PARTY           INTERCOMPANY             TOTAL
                                                                         ---------------------------------------------------------
         Beginning of month balance                                      $          --        $11,043,286.65        $11,043,286.65
         Add: sales on account                                           $          --        $           --        $           --
                 expenses paid for affiliate                             $          --        $   291,826.92        $   291,826.92
                 cash advanced to affiliate                              $          --        $           --        $           --
         Less: collections                                               $          --        $           --        $           --
                  Write-off due to sale of affiliate                     $          --        $  (393,025.43)       $  (393,025.43)
                                                                         ---------------------------------------------------------
         End of month balance                                            $          --        $10,942,088.14        $10,942,088.14
                                                                         =========================================================

      0-30 Days             31-60 Days            61-90 Days       Over 90 Days           End of Month Total
      ---------             ----------            ----------       ------------           ------------------
         $--                    $--                   $--               $--                       $--

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
                                                                           3RD PARTY           INTERCOMPANY             TOTAL
                                                                         ---------------------------------------------------------
         Beginning of month balance                                      $  572,727.94        $ 2,071,231.00        $ 2,643,958.94
         Add: sales on account                                           $1,148,941.08        $           --        $ 1,148,941.08
                 Cash received on behalf of Affiliate                    $          --        $14,833,114.25        $14,833,114.25
                 Cash received from Affiliate                            $          --        $           --        $           --
         Less: payments                                                  $ (621,535.04)       $           --        $  (621,535.04)
                  Write-off due to sale of affiliate                     $          --        $   (66,320.50)       $   (66,320.50)
                                                                         ---------------------------------------------------------
         End of month balance                                            $1,100,133.98        $16,838,024.75        $17,938,158.73
                                                                         =========================================================

      0-30 Days             31-60 Days            61-90 Days       Over 90 Days           End of Month Total
      ---------             ----------            ----------       ------------           ------------------
     $536,517.61           $371,408.86           $192,207.51           $--                  $1,100,133.98


                            OPERATING REPORT Page 12

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: July 31, 2001

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.    Federal income taxes                      Yes (X)                          No ( )

       2.    FICA withholdings                         Yes (X)                          No ( )

       3.    Employee's withholdings                   Yes (X)                          No ( )

       4.    Employer's FICA                           Yes (X)                          No ( )

       5.    Federal unemployment taxes                Yes (X)                          No ( )

       6.    State income tax                          Yes (X)                          No ( )

       7.    State employee withholdings               Yes (X)                          No ( )

       8.    All other state taxes                                 See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 13

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                    /s/ Henry C. Lyon
                                    ----------------------------
                                    For the Debtor In Possession

                                    Henry C. Lyon
                                    Designated Officer


                            OPERATING REPORT Page 14

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: August 31, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                                  $31,799,114.45

RECEIPTS:
    1. Receipts from Operations                                                    $           --
    2. Other Receipts                                                              $   344,004.55
       Other Receipts (Received from or on behalf of Affiliates)                   $ 1,247,371.31
                                                                                   --------------

TOTAL RECEIPTS                                                                     $ 1,591,375.86

DISBURSEMENTS
    3. Net Payroll
       a. Officers                                                                 $    95,536.65
       b. Others                                                                   $   221,074.34
    4. Taxes
       a. Federal Income Taxes                                                     $    46,052.94
       b. FICA Withholdings                                                        $     7,365.83
       c. Employee's withholdings                                                  $           --
       d. Employer's FICA                                                          $     7,365.85
       e. Federal Unemployment Taxes                                               $        64.51
       f. State Income Tax                                                         $    10,417.70
       g. State Employee withholdings                                              $       478.47
       h. All other state taxes                                                    $       282.25

    5. Necessary Expenses
       a. Rent or mortgage payment(s)                                              $           --
       b. Utilities                                                                $    16,633.82
       c. Insurance                                                                $    21,883.00
       d. Merchandise bought for manufacture or sell                               $           --
       e. Other necessary expenses                                                 $           --
           Employee Expenses                                                       $    23,403.31
           Office Supplies & Expenses                                              $    11,734.32
           Other                                                                   $    25,500.28
                                                                                   --------------

TOTAL DISBURSEMENTS                                                                $   487,793.27
Add:  Disbursements made on behalf of Affiliates                                    $   231,183.88
                                                                                   --------------
ADJUSTED TOTAL DISBURSEMENTS                                                       $   718,977.15

                                                                                   --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                $   872,398.71

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access Telecom Group                     $           --
NET INTERCOMPANY SWEEPS/TRANSFERS - Facilicom International, L.L.C                 $  (150,000.00)
NET INTERCOMPANY SWEEPS/TRANSFERS - NACT                                           $           --
NET INTERCOMPANY SWEEPS/TRANSFERS - WA Telecom Products Co., Inc.                  $           --
NET INTERCOMPANY SWEEPS/TRANSFERS - WorldXchange                                   $  (637,067.00)
                                                                                   --------------

NET INTERCOMPANY SWEEPS/TRANSFERS - CURRENT PERIOD                                 $  (787,067.00)
                                                                                   --------------

ENDING BALANCE IN Bank of America - Master 03751046297                             $ 1,576,797.84
ENDING BALANCE IN Bank of America - Disbursement 03299976144                       $ 1,503,446.80
ENDING BALANCE IN Bank of America - Payroll 03299944407                            $   (77,538.42)
ENDING BALANCE IN Bank of America - Payroll Taxes 03751301149                      $   128,709.49
ENDING BALANCE IN Bank of America - Unemp. Benefit 03751255062                     $     9,800.57
ENDING BALANCE IN Bank of America - Flex Spending 03751039615                      $     2,131.71
ENDING BALANCE IN Bank of America - Money Market 851018                            $21,972,360.31
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                          $ 5,058,792.82
ENDING BALANCE IN Bank of America - Restricted Cash                                $ 1,333,333.95
ENDING BALANCE IN Wells Fargo - Restricted Cash 699-3295970                        $   371,621.09
ENDING BALANCE IN First Union - Commercial Checking 2000003341528                  $           --
ENDING BALANCE IN Chase Manhattan Bank - FISC 719-1-362214                         $     4,990.00

                                                                                   --------------
ENDING BALANCE IN ALL ACCOUNTS                                                     $31,884,446.16
                                                                                   ==============


                            OPERATING REPORT Page 1

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: August 31, 2001

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED                       DESCRIPTION                                                             AMOUNT
-------------                       -----------                                                          -------------
  8/2/2001          SOLEDAN OY (FCI FINLAND)                                                             $  299,980.00
  8/3/2001          PRIMETEC UK LIMITED                                                                  $   21,510.00
  8/6/2001          NET NET EUROPE                                                                       $  167,982.00
  8/9/2001          RAYMOND LUNG (COBRA)                                                                 $      664.14
  8/9/2001          MIKE GILES (MISC. OFFICE)                                                            $       50.00
  8/9/2001          KATHLEEN WINTERS (COBRA)                                                             $       22.74
  8/9/2001          ROBINSON-HUMPHREY CO. (REFUND)                                                       $      160.15
  8/9/2001          RAPID LINK USA (COBRA)                                                               $    1,328.28
  8/9/2001          THE HARTFORD (INSURANCE CLAIM PAYOUT FROM 1999)                                      $   81,425.00
  8/9/2001          HAROLD BJERKLEY (COBRA)                                                              $       57.76
  8/9/2001          DANIEL MENKEN (COBRA)                                                                $      664.14
  8/9/2001          KATHLEEN WINTERS (COBRA)                                                             $       22.74
  8/9/2001          S. FRANKLIN EDWARDS (COBRA)                                                          $      223.07
  8/9/2001          S. FRANKLIN EDWARDS (COBRA)                                                          $      223.07
  8/9/2001          RAYMOND LUNG (COBRA)                                                                 $      664.14
  8/9/2001          MICHELE WOLF (COBRA)                                                                 $      223.07
  8/9/2001          FORREST COLLINS (COMPUTER)                                                           $      100.00
  8/9/2001          DEANA MULLINS-GUDINO (LAPTOP & PRINTER)                                              $      125.00
  8/9/2001          MIKE GILES (COMPUTER)                                                                $      100.00
  8/9/2001          RITA HIGHTOWER (COBRA)                                                               $      223.07
  8/9/2001          MARTHA HERNANDEZ (COBRA)                                                             $      223.07
  8/9/2001          APRIZE SATELLITE, INC. (COBRA)                                                       $      493.84
  8/24/2001         THOMAS COOK (PROCEEDS FROM GOLDMAN SACHS)                                            $    1,426.27
  8/28/2001         AMERICAN TOWER CORP. (PROCEEDS FROM FCI ASSETS)                                      $  947,340.00
                                                                                                         -------------

                                                      Total                                              $1,525,231.55
                                                                                                         -------------

Less:  Receipts from or on behalf of Parent or Affiliates

Facilicom
        8/2/2001          SOLEDAN OY (FCI FINLAND)                                                       $  299,980.00
        8/28/2001         AMERICAN TOWER CORP. (PROCEEDS FROM FCI ASSETS)                                $  947,340.00
                                                                                                         -------------
                                                                                                         $1,247,320.00

                                                                                                         -------------
                                                      Total WAXS Receipts                                $  277,911.55
                                                                                                         =============


                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: August 31, 2001

Bank: Wells Fargo
Location: Minneapolis, MN
Account Name: Restricted Cash
Account Number: 699-3295970

DATE RECEIVED             DESCRIPTION                                   AMOUNT
-------------             -----------                                  -------
  8/31/2001             Interest Income                                $410.48
                                                                       -------
                                    Total WAXS Receipts                $410.48
                                                                       =======


                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: August 31, 2001

Bank: Bank of America (Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018

DATE RECEIVED              DESCRIPTION                              AMOUNT
-------------              -----------                            ----------
  8/31/2001              Interest Income                          $49,831.61
                                                                  ----------
                                  Total WAXS Receipts             $49,831.61
                                                                  ==========


                            OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: August 31, 2001

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

DATE RECEIVED                 DESCRIPTION                       AMOUNT
-------------                 -----------                     ----------
  8/1/2001                  Interest Income                   $15,850.91
                                                              ----------
                              Total WAXS Receipts             $15,850.91
                                                              ==========


                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: August 31, 2001

Bank: First Union
Location: Delaware
Account Name: World Access Investment Corp
Account Number: 2000003341528

DATE RECEIVED                DESCRIPTION                                       AMOUNT
-------------                -----------                                       ------
  8/2/2001                 Bank Fee Refund                                     $51.31
                                                                               ------
                                                         Total                 $51.31

Less:  Disbursements to or on behalf of Affiliates

WA Telecom Products Co., Inc.
        8/2/2001          Bank Fee Refund                                      $51.31
                                                                               ------
                                                         Total                 $51.31

                                                                               ------
                                           Total WAXS Receipts                 $   --
                                                                               ======


                            OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                             DISBURSEMENT LISTING

                     For the Month Ending: August 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

         DATE DISBURSED                                       DESCRIPTION                                           AMOUNT
         --------------                                       -----------                                        ------------
            8/3/2001              BANK FEE                                                                       $      30.00
            8/7/2001              CMRS ASCOM (POSTAGE)                                                           $     500.00
            8/14/2001             XFER GUATEMALA SALE PROCEEDS                                                   $ 525,000.00
            8/14/2001             XFER NEW ZEALAND SALE PROCEEDS                                                 $ 112,067.00
            8/14/2001             XFER AMER. TOWER PROCEEDS                                                      $ 150,000.00
            8/15/2001             111 CHELSEA LLC (A/C REPAIR ON FCI SWITCH SITE)                                      883.32
            8/28/2001             LOCKBOX ADJUSTMENT FOR ERRONEOUS DEPOSIT                                       $  24,506.55
                                                                                                                 ------------
                                                                                    Total                        $ 812,986.87

Less:  Disbursements made to or on behalf of Parent or Affiliates

WA Telecom Products Co., Inc.
            8/28/2001             LOCKBOX ADJUSTMENT FOR ERRONEOUS DEPOSIT                                       $  24,506.55
Facilicom
            8/14/2001             XFER AMER. TOWER PROCEEDS                                                      $ 150,000.00
            8/15/2001             111 CHELSEA LLC (A/C REPAIR ON FCI SWITCH SITE)                                      883.32
WorldxChange
            8/14/2001             XFER GUATEMALA SALE PROCEEDS                                                   $ 525,000.00
            8/14/2001             XFER NEW ZEALAND SALE PROCEEDS                                                 $ 112,067.00
                                                                                                                 ------------
                                                                                                                 $ 812,456.87

                                                                                                                 ------------
                                                                 Total WAXS Disbursements                        $     530.00
                                                                                                                 ============


                            OPERATING REPORT Page 7

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: August 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144

     DATE DISBURSED            CHECK NUMBER                 DESCRIPTION                                 AMOUNT
     --------------            ------------                 -----------                               -----------
        8/3/2001                   34516          ADP (PAYROLL PROCESSING)                            $    622.35
        8/3/2001                   34517          AIRBORNE EXPRESS (SHIPPING)                         $    574.62
        8/3/2001                   34518          ATLANTA-JOURNAL CONSTITUTION (PAPER)                $     38.25
        8/3/2001                   34519          CURRIE/SAMUELSON (WXC RENT)                         $ 20,000.00
        8/3/2001                   34520          MARK HLAVEK (TRAVEL)                                $    621.75
        8/3/2001                   34521          IBM CORPORATION (AS400 LEASE)                       $ 56,288.46
        8/3/2001                   34522          MCI WORLDCOM (TELEPHONE)                            $  3,679.89
        8/3/2001                   34523          NORTH ATLANTA REALTY (ATLANTA RENT)                 $ 28,021.13
        8/3/2001                   34524          ROYAL CUP COFFEE (BREAK ROOM)                       $    133.41
        8/3/2001                   34525          VELOCITY EXPRESS (SHIPPING)                         $     20.78
        8/3/2001                   34526          MARK WARNER (TRAVEL)                                $  1,494.46
        8/3/2001                   34527          BRYAN YOKLEY (TRAVEL)                               $  2,618.00
        8/10/2001                  34528          AIRBORNE EXPRESS (SHIPPING)                         $    875.78
        8/10/2001                  34529          AVERT, INC (HR EXPENSE)                             $     10.00
        8/10/2001                  34530          BORSEN-ZEITUNG (TRANSLATION)                        $    599.08
        8/10/2001                  34532          DAN MARTIN FLOWERS (EMPLOYEE)                       $    116.92
        8/10/2001                  34533          LAKSHMI AVIATION (FEES)                             $ 10,000.00
        8/10/2001                  34534          MCI WORLDCOM (TELEPHONE)                            $    487.48
        8/10/2001                  34535          MERRILL LYNCH (401K ADMINISTRATION)                 $  4,797.35
        8/10/2001                  34536          METLIFE INSURANCE (LIFE INSURANCE)                  $ 10,016.89
        8/10/2001                  34536          METLIFE INSURANCE (LIFE INSURANCE)                  $     61.83
        8/10/2001                  34536          METLIFE INSURANCE (LIFE INSURANCE)                  $    480.29
        8/10/2001                  34536          METLIFE INSURANCE (LIFE INSURANCE)                  $  1,041.15
        8/10/2001                  34541          UNITED HEALTHCARE (HEALTH INSURANCE)                $ 11,866.11
        8/10/2001                  34541          UNITED HEALTHCARE (HEALTH INSURANCE)                $  6,686.54
        8/10/2001                  34542          VELOCITY EXPRESS (SHIPPING)                         $     19.71
        8/10/2001                  34543          WASTE MANAGEMENT (DUMPSTER RENT)                    $    294.02
        8/17/2001                  34557          AT&T WIRELESS (TELEPHONE)                           $    386.35
        8/17/2001                  34558          COLEMAN TECHNOLOGY (INTERNET LICENSE)               $     50.00
        8/17/2001                  34559          FEDERAL EXPRESS (SHIPPING)                          $     16.38
        8/17/2001                  34560          GE CAPITAL (COPIER LEASE)                           $  1,151.44
        8/17/2001                  34561          LAKSHMI AVIATION (FEES)                             $ 10,000.00
        8/17/2001                  34562          MIKE MIES (TRAVEL)                                  $    275.50
        8/17/2001                  34563          ROYAL CUP COFFEE (BREAK ROOM)                       $    111.17
        8/17/2001                  34564          U.S. TRUSTEE (TRUSTEE FEES)                         $  3,750.00
        8/17/2001                  34565          MARK WARNER (TRAVEL)                                $  1,075.16
        8/24/2001                  34566          AIRBORNE EXPRESS (SHIPPING)                         $    229.21
        8/24/2001                  34567          ASCOM HASLER (POSTAGE METER LEASE)                  $    181.15
        8/24/2001                  34568          WALTER BURMEISTER (TRAVEL)                          $  1,055.27
        8/24/2001                  34569          LIBERTY MUTUAL (W/C INSURANCE)                      $  2,463.00
        8/24/2001                  34570          DEANA MULLINS (TRAVEL)                              $  1,157.63


                            OPERATING REPORT Page 8                       1 of 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: August 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144

     DATE DISBURSED            CHECK NUMBER                 DESCRIPTION                                 AMOUNT
     --------------            ------------                 -----------                               -----------
        8/24/2001                  34571          PHILPOT RELOCATION (RECORD STORAGE)                 $  6,370.00
        8/29/2001                  34572          APTO SOLUTIONS (COMMISSION)                         $ 80,500.00
        8/30/2001                  34574          CHRIS GRANT (TRAVEL)                                $  1,755.36
        8/31/2001                  34575          AIRBORNE EXPRESS (SHIPPING)                         $    203.96
        8/31/2001                  34576          BELLSOUTH (TELEPHONE)                               $  1,932.96
        8/31/2001                  34577          CONTINENTAL STOCK (MONTHLY SERV.)                   $    759.57
        8/31/2001                  34578          FEDERAL EXPRESS (SHIPPING)                          $     16.12
        8/31/2001                  34579          H. PETER GANT (TRAVEL)                              $  2,217.94
        8/31/2001                  34580          MARK HLAVEK (TRAVEL)                                $  3,514.28
        8/31/2001                  34581          HOWARD HOOVER (TRAVEL)                              $  2,335.40
        8/31/2001                  34582          IRON MOUNTAIN (RECORD STORAGE)                      $     13.38
        8/31/2001                  34583          JUDCO MANAGEMENT (JD EDWARDS PASS)                  $  8,625.00
        8/31/2001                  34584          MCI WORLDCOM (TELEPHONE)                            $ 10,147.14
        8/31/2001                  34585          VELOCITY EXPRESS (SHIPPING)                         $      7.46
        8/31/2001                  34586          ANN WALLACE (CONSULTING SERVICES)                   $  1,720.28
                                                                                                      -----------

                                                                                     Total            $303,487.36

Less:  Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
        8/3/2001                   34523          NORTH ATLANTA REALTY (ATLANTA RENT)                 $ 28,021.13
        8/10/2001                  34543          WASTE MANAGEMENT (DUMPSTER RENT)                    $    294.02
        8/17/2001                  34560          GE CAPITAL (COPIER LEASE)                           $  1,151.44
        8/24/2001                  34567          ASCOM HASLER (POSTAGE METER LEASE)                  $    181.15
Facilicom
        8/10/2001                  34536          METLIFE INSURANCE (LIFE INSURANCE)                  $    480.29
        8/29/2001                  34572          APTO SOLUTIONS (COMMISSION)                         $ 80,500.00
        8/31/2001                  34583          JUDCO MANAGEMENT (JD EDWARDS PASS)                  $  8,625.00
WA Telecommunications Group
        8/10/2001                  34536          METLIFE INSURANCE (LIFE INSURANCE)                  $     61.83
WorldxChange
        8/3/2001                   34519          CURRIE/SAMUELSON (WXC RENT)                         $ 20,000.00
        8/3/2001                   34521          IBM CORPORATION (AS400 LEASE)                       $ 56,288.46
        8/10/2001                  34536          METLIFE INSURANCE (LIFE INSURANCE)                  $  1,041.15
        8/10/2001                  34541          UNITED HEALTHCARE (HEALTH INSURANCE)                $  6,686.54
        8/24/2001                  34569          LIBERTY MUTUAL (W/C INSURANCE)                      $  2,463.00
                                                                                                      -----------
                                                                                                      $205,794.01

                                                                                                      -----------
                                                                  Total WAXS Disbursements            $ 97,693.35
                                                                                                      ===========


                            OPERATING REPORT Page 8                       2 of 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: August 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  03299944407

     DATE DISBURSED               CHECK NUMBER           DESCRIPTION                                     AMOUNT
     --------------               ------------           -----------                                  ------------
        8/2/2001                     Various            Payroll Checks                                $ 148,180.93
        8/16/2001                    Various            Payroll Checks                                $  85,986.40
        8/30/2001                    Various            Payroll Checks                                $  82,443.66
                                                                                                      ------------
                                                                  Total WAXS Disbursements            $ 316,610.99
                                                                                                      ============


                            OPERATING REPORT Page 9

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: August 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  0751301149

    DATE DISBURSED         DESCRIPTION                              AMOUNT
    --------------         -----------                           -----------
       8/14/2001        ADP - PAYROLL TAXES                      $ 36,989.73
       8/28/2001        ADP - PAYROLL TAXES                      $ 35,037.82
       8/3/2001         ADP - Processing Fees                    $    264.00
       8/10/2001        ADP - Processing Fees                    $    153.74
       8/24/2001        ADP - Processing Fees                    $    145.35
                                                                 -----------
                                   Total WAXS Disbursements      $ 72,590.64
                                                                 ===========


                            OPERATING REPORT Page 10

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: August 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Flexible Spending
Account Number:  03751039615

    DATE DISBURSED            CHECK NUMBER               DESCRIPTION                       AMOUNT
    --------------            ------------               -----------                      --------
       8/1/2001                                   Principal Life Withdrawal               $ 368.29
                                                                                          --------
                                                           Total WAXS Disbursements       $ 368.29
                                                                                          ========


                            OPERATING REPORT Page 11

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                      For the Month Ending: August 31, 2001

STATEMENT OF INVENTORY
----------------------
   Beginning Inventory              $ --
   Add: purchases                   $ --
   Less: goods sold                 $ --
                                    ----
   Ending inventory                 $ --
                                    ====

PAYROLL INFORMATION STATEMENT
-----------------------------
   Gross payroll for this period                $ 388,638.54
   Payroll taxes due but unpaid                 $         --

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                            DATE REGULAR           AMOUNT OF            NUMBER OF             AMOUNT OF
         NAME OF CREDITOR/LESSOR           PAYMENT IS DUE      REGULAR PAYMENT     PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
         -----------------------           --------------      ----------------   --------------------- --------------------
         Xerox Corporation                     Monthly           $ 1,247.84                 3                $ 3,743.52


                            OPERATING REPORT Page 12

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                      For the Month Ending: August 31, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                         3RD PARTY    INTERCOMPANY            TOTAL
-------------------                                         ---------   --------------      --------------
         Beginning of month balance                           $ --      $10,942,088.14      $10,942,088.14
         Add: sales on account                                $ --      $           --      $           --
                 expenses paid for affiliate                  $ --      $   231,183.88      $   231,183.88
                 cash advanced to affiliate                   $ --      $           --      $           --
         Less: collections                                    $ --      $           --      $           --
                                                              ----      --------------      --------------
         End of month balance                                 $ --      $11,173,272.02      $11,173,272.02
                                                              ====      ==============      ==============

      0-30 Days               31-60 Days         61-90 Days            Over 90 Days         End of Month Total
      ---------               ----------         ----------            ------------         ------------------
        $ --                     $ --               $ --                   $ --                     $ --

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                         3RD PARTY          INTERCOMPANY             TOTAL
                                                                      --------------       --------------       --------------
                  Beginning of month balance                          $ 1,100,133.98       $16,838,024.75       $17,938,158.73
                  Add: sales on account                               $   794,411.89       $           --       $   794,411.89
                          Cash received on behalf of Affiliate        $           --       $ 1,247,371.31       $ 1,247,371.31
                          Cash received from Affiliate                $           --       $           --       $           --
                  Less: payments                                      $  (487,793.27)      $  (787,067.00)      $(1,274,860.27)
                                                                      --------------       --------------       --------------
                  End of month balance                                $ 1,406,752.60       $17,298,329.06       $18,705,081.66
                                                                      ==============       ==============       ==============

      0-30 Days             31-60 Days             61-90 Days         Over 90 Days         End of Month Total
    ------------           ------------           ------------        ------------         ------------------
    $ 361,095.08           $ 482,041.15           $ 371,408.86        $ 192,207.51          $ 1,406,752.60


                            OPERATING REPORT Page 13

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                      For the Month Ending: August 31, 2001

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1. Federal income taxes                      Yes (X)                          No ( )

       2. FICA withholdings                         Yes (X)                          No ( )

       3. Employee's withholdings                   Yes (X)                          No ( )

       4. Employer's FICA                           Yes (X)                          No ( )

       5. Federal unemployment taxes                Yes (X)                          No ( )

       6. State income tax                          Yes (X)                          No ( )

       7. State employee withholdings               Yes (X)                          No ( )

       8. All other state taxes                                See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 14

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                       /s/ Henry C. Lyon
                                       -----------------------------------------
                                       For the Debtor In Possession

                                       Henry C. Lyon
                                       Designated Officer


                            OPERATING REPORT Page 15

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                    For the Month Ending: September 30, 2001


BEGINNING BALANCE IN ALL ACCOUNTS                                              $ 31,884,446.16

RECEIPTS:
    1. Receipts from Operations                                                $            --
    2. Other Receipts                                                          $    331,590.13
       Other Receipts (Received on behalf of Affiliates)                       $    427,374.16
                                                                               ---------------

TOTAL RECEIPTS                                                                 $    758,964.29

DISBURSEMENTS
    3. Net Payroll
       a. Officers                                                             $    175,681.76
       b. Others                                                               $    251,957.10
    4. Taxes
       a. Federal Income Taxes                                                 $    154,761.23
       b. FICA Withholdings                                                    $     16,270.81
       c. Employee's withholdings                                              $      5,687.86
       d. Employer's FICA                                                      $     16,270.79
       e. Federal Unemployment Taxes                                           $         11.35
       f. State Income Tax                                                     $     26,175.48
       g. State Employee withholdings                                          $        630.82
       h. All other state taxes                                                $         49.63

    5. Necessary Expenses
       a. Rent or mortgage payment(s)                                          $            --
       b. Utilities                                                            $      4,875.01
       c. Insurance                                                            $     12,352.28
       d. Merchandise bought for manufacture or sell                           $            --
       e. Other necessary expenses                                             $            --
          Employee Expenses                                                    $      6,855.78
          Office Supplies & Expenses                                           $      3,665.57
          Other                                                                $      1,280.00
                                                                               ---------------

TOTAL DISBURSEMENTS                                                            $    676,525.47
Add:  Disbursements made on behalf of Affiliates                               $    120,751.23
                                                                               ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                   $    797,276.70

                                                                               ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                            $    (38,312.41)

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access Telecom Group                 $            --
NET INTERCOMPANY SWEEPS/TRANSFERS - Facilicom International, L.L.C             $ (1,247,320.00)
NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                         $            --
NET INTERCOMPANY SWEEPS/TRANSFERS - WorldXchange                               $            --
                                                                               ---------------

NET INTERCOMPANY SWEEPS/TRANSFERS - CURRENT PERIOD                             $ (1,247,320.00)
                                                                               ---------------

ENDING BALANCE IN Bank of America - Master  03751046297                        $  1,430,618.25
ENDING BALANCE IN Bank of America - Disbursement 03299976144                   $  1,354,281.35
ENDING BALANCE IN Bank of America - Payroll  03299944407                       $   (105,177.28)
ENDING BALANCE IN Bank of America - Payroll Taxes 03751301149                  $     88,954.96
ENDING BALANCE IN Bank of America - Unemp. Benefit 03751255062                 $      9,800.57
ENDING BALANCE IN Bank of America - Flex Spending 03751039615                  $      2,131.71
ENDING BALANCE IN Bank of America - Money Market 851018                        $ 21,034,030.27
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                      $  5,073,871.04
ENDING BALANCE IN Bank of America - Restricted Cash                            $  1,333,333.95
ENDING BALANCE IN Wells Fargo - Restricted Cash  699-3295970                   $    371,978.93
ENDING BALANCE IN First Union - Commercial Checking 2000003341528              $            --
ENDING BALANCE IN Chase Manhattan Bank - FISC 719-1-362214                     $      4,990.00

                                                                               ---------------
ENDING BALANCE IN ALL ACCOUNTS                                                 $ 30,598,813.75
                                                                               ===============

                            OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297


DATE RECEIVED                    DESCRIPTION                                     AMOUNT
-------------                    -----------                                  ------------
 9/5/2001          Rapid Link USA (Cobra)                                     $     664.14
 9/5/2001          American Express (Refund)                                  $      25.00
 9/5/2001          Evelyn L. Johnson (Cobra)                                  $     223.00
 9/5/2001          H. Peter Gant (Sale of Desk/File Cabinet)                  $     150.00
 9/5/2001          Mark Gergel (Cobra)                                        $   1,328.28
 9/5/2001          Kathleen Winters (Cobra)                                   $      22.74
9/11/2001          American Express (Refund)                                  $       6.25
9/11/2001          Christian Grant (Sale of File Cabinet)                     $      33.00
9/11/2001          Martha Hernandez (Cobra)                                   $     223.07
9/11/2001          Daniel L. Menken (Cobra)                                   $     664.14
9/11/2001          Karen Farrell (Sale of Computer/Chair/Latop)               $     545.00
9/11/2001          Jose Belarmino Jaime (Misc. Income)                        $ 100,000.00
9/13/2001          ADP (Refund of duplicate payment)                          $     343.42
9/13/2001          Rita Hightower (Cobra)                                     $     223.07
9/13/2001          James Smith (Sale of Computer Monitor)                     $      33.00
9/13/2001          Suntrust (WATP Receivable)                                 $  69,413.82
9/13/2001          Ernst & Young, LLP (Partial Refund of Retainer)            $ 150,000.00
9/19/2001          Scarlett Telecom BV (Proceeds from Sale of Uninet)         $ 357,960.34
                                                                              ------------
                                                                 Total        $ 681,858.27

Less:  Receipts received from or on behalf of Affiliates

WA Telecom Products Co., Inc.

9/13/2001          Suntrust (WATP Receivable)                                 $  69,413.82
9/19/2001          Scarlett Telecom BV (Proceeds from Sale of Uninet)         $ 357,960.34
                                                                              ------------
                                                                              $ 427,374.16

                                                                              ------------
                                                   Total WAXS Receipts        $ 254,484.11
                                                                              ============


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2001

Bank:  Wells Fargo
Location:  Minneapolis, MN
Account Name:  Restricted Cash
Account Number:  699-3295970


DATE RECEIVED              DESCRIPTION                                  AMOUNT
-------------              -----------                                  ------
  9/28/2001              Interest Income                               $ 357.84
                                                                       --------
                                               Total WAXS Receipts     $ 357.84
                                                                       ========


                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2001

Bank:  Bank of America (Nations Funds)
Location:  Charlotte, NC
Account Name:  Money Market
Account Number:  851018


DATE RECEIVED            DESCRIPTION                                      AMOUNT
-------------            -----------                                      ------
  9/28/2001            Interest Income                                  $  6,765.39
  9/28/2001            Interest Income                                  $ 54,904.57
                                                                        -----------
                                              Total WAXS Receipts       $ 61,669.96
                                                                        ===========




                            OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2001

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-19648


DATE RECEIVED            DESCRIPTION                                    AMOUNT
-------------            -----------                                    ------
  9/28/2001            Interest Income                                $ 15,078.22
                                                                      -----------
                                             Total WAXS Receipts      $ 15,078.22
                                                                      ===========


                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                    For the Month Ending: September 30, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

DATE DISBURSED                      DESCRIPTION                                  AMOUNT
--------------                      -----------                                  ------
 9/4/2001          Merrill Lynch (401k W/H)                                   $     5,687.86
 9/5/2001          Bank Fee                                                   $        30.00
9/10/2001          FCI (Xfer Soledan OY Proceeds for FCI Finland Sale)        $   299,980.00
9/14/2001          FCI (Xfer American Tower Proceeds on Asset Sale)           $   947,340.00
                                                                              --------------
                                                                  Total       $ 1,253,037.86

Less:  Disbursement to or on behalf of Affiliates

Facilicom

9/10/2001          FCI (Xfer Soledan OY Proceeds for FCI Finland Sale)        $   299,980.00
9/14/2001          FCI (Xfer American Tower Proceeds on Asset Sale)           $   947,340.00
                                                                              --------------
                                                                              $ 1,247,320.00

                                                                              --------------
                                               Total WAXS Disbursements       $     5,717.86
                                                                              ==============


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                    For the Month Ending: September 30, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144

DATE DISBURSED      CHECK NUMBER                 DESCRIPTION                          AMOUNT
--------------      ------------                 -----------                       ------------
 9/4/2001              34588            CURRIE/SAMUELSON (WXC RENT)                $  20,000.00
 9/5/2001              34589            COMPUSA (BACKUP TAPES)                     $     243.76
 9/5/2001              34590            NORTH ATLANTA REALTY (ATL RENT)            $  28,234.44
 9/7/2001              34591            ARCUS DATA SECURITY (BACKUP RETRIEVE)      $   1,943.48
 9/7/2001              34592            BELLSOUTH (TELEPHONE)                      $     457.24
 9/7/2001              34593            GE CAPITAL (COPIER LEASE)                  $     575.72
 9/7/2001              34594            IBM CORPORATION (AS400 LEASE)              $  55,366.24
 9/7/2001              34595            MCI WORLDCOM (TELEPHONE)                   $      51.43
 9/7/2001              34596            CARL SONNE (TRAVEL REIMBURSEMENT)          $   2,801.52
9/14/2001              34601            AIRBORNE EXPRESS (SHIPPING)                $     203.32
9/14/2001              34602            BOWNE OF ATLANTA (PRINTING)                $   2,693.00
9/14/2001              34603            CENTRAL PARKING (PARKING DECK)             $     660.00
9/14/2001              34604            FEDERAL EXPRESS (SHIPPING)                 $      19.12
9/14/2001              34605            LUMBERMAN'S MUTUAL (W/C INSURANCE)         $     514.74
9/14/2001              34606            MCI WORLDCOM (TELEPHONE)                   $   3,571.77
9/14/2001              34607            MCI WORLDCOM (TELEPHONE)                   $     290.89
9/14/2001              34608            ROYAL CUP COFFEE (BREAKROOM SUPPLY)        $      88.94
9/14/2001              34609            UNITED HEALTHCARE (HEALTH INS.)            $  11,837.54
9/14/2001              34609            UNITED HEALTHCARE (HEALTH INS.)            $   2,806.80
9/14/2001              34610            MARK WARNER (TRAVEL REIMBURSEMENT)         $   2,012.26
9/19/2001              34611            BRYAN YOKLEY (TRAVEL REIMBURSEMENT)        $     151.11
9/21/2001              34612            U.S. TRUSTEE (TRUSTEE PAYMENTS)            $   1,250.00
9/21/2001              34613            WALT BURMEISTER (TRAVEL REIM.)             $     108.31
9/21/2001              34614            FEDERAL EXPRESS (SHIPPING)                 $      16.38
9/21/2001              34615            U.S. TRUSTEE (TRUSTEE PAYMENTS)            $     500.00
9/21/2001              34616            VELOCITY EXPRESS (SHIPPING)                $      15.71
9/28/2001              34617            ADP (PAYROLL PROCESSING)                   $     200.00
9/28/2001              34618            AIRBORNE EXPRESS (SHIPPING)                $     223.37
9/28/2001              34619            COLEMAN TECHOLOGY (INTERNET)               $      50.00
9/28/2001              34620            BOB HOLLOWAY (TRAVEL REIMBURSEMENT)        $   2,428.64
9/28/2001              34621            JUDCO MGMT (JD EDWARDS ACCESS)             $   8,625.00
9/28/2001              34622            MCI WORLDCOM (TELEPHONE)                   $     503.68
9/28/2001              34623            ROYAL CUP COFFEE (BREAKROOM SUPPLY)        $     105.31
9/28/2001              34624            VELOCITY EXPRESS (SHIPPING)                $       6.66
9/28/2001              34625            MARK WARNER (TRAVEL REIMBURSEMENT)         $     338.16
9/28/2001              34626            WASTE MANAGEMENT (DUMPSTER RENT)           $     270.91
                                                                                   ------------
                                                                   Total           $ 149,165.45

Less:  Disbursement to or on behalf of Affiliates

WA Telecom Products Co., Inc.

                            OPERATING REPORT Page 7                       1 of 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                    For the Month Ending: September 30, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144


   DATE DISBURSED             CHECK NUMBER                DESCRIPTION                               AMOUNT
-------------------           ------------                -----------                              ---------
        9/5/2001                  34590          NORTH ATLANTA REALTY (ATL RENT)                  $ 28,234.44
        9/7/2001                  34593          GE CAPITAL (COPIER LEASE)                        $    575.72
       9/21/2001                  34615          U.S. TRUSTEE (TRUSTEE PAYMENTS)                  $    500.00
       9/28/2001                  34626          WASTE MANAGEMENT (DUMPSTER RENT)                 $    270.91
Facilicom
       9/28/2001                  34621          JUDCO MGMT (JD EDWARDS ACCESS)                   $  8,625.00
       9/28/2001                  34620          BOB HOLLOWAY (TRAVEL REIMBURSEMENT)              $  2,428.64
WorldxChange
        9/4/2001                  34588          CURRIE/SAMUELSON (WXC RENT)                      $ 20,000.00
        9/7/2001                  34591          ARCUS DATA SECURITY (BACKUP RETRIEVE)            $  1,943.48
        9/7/2001                  34594          IBM CORPORATION (AS400 LEASE)                    $ 55,366.24
       9/14/2001                  34609          UNITED HEALTHCARE (HEALTH INS.)                  $  2,806.80
                                                                                                  -----------
                                                                                                  $120,751.23

                                                                                                  -----------
                                                              Total WAXS Disbursements            $ 28,414.22
                                                                                                  ===========


                            OPERATING REPORT Page 7                       2 of 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                    For the Month Ending: September 30, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  03299944407

DATE DISBURSED        CHECK NUMBER         DESCRIPTION                                 AMOUNT
--------------        ------------         -----------                                 ------
  9/13/2001             Multiple           Payroll & Bonus Checks                   $ 344,561.63
  9/27/2001             Multiple           Payroll Checks                           $  83,077.23
                                                                                    ------------
                                               Total WAXS Disbursements             $ 427,638.86
                                                                                    ============



                            OPERATING REPORT Page 8

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                    For the Month Ending: September 30, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  0751301149

DATE DISBURSED             DESCRIPTION                        AMOUNT
--------------             -----------                        ------
9/13/2001             ADP - Payroll Tax Wire               $ 175,653.44
9/25/2001             ADP - Payroll Tax Wire               $  38,516.67
9/28/2001             ADP - Processing Fees                $     584.42
                                                           ------------
                           Total WAXS Disbursements        $ 214,754.53
                                                           ============


                            OPERATING REPORT Page 9

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                    For the Month Ending: September 30, 2001

STATEMENT OF INVENTORY
----------------------
   Beginning Inventory                   $       --
   Add: purchases                        $       --
   Less: goods sold                      $       --
                                         ----------
   Ending inventory                      $       --
                                         ==========

PAYROLL INFORMATION STATEMENT
-----------------------------
   Gross payroll for this period         $ 647,496.83
   Payroll taxes due but unpaid          $         --


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                DATE REGULAR            AMOUNT OF              NUMBER OF              AMOUNT OF
NAME OF CREDITOR/LESSOR        PAYMENT IS DUE        REGULAR PAYMENT     PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
-----------------------        --------------        ----------------   ---------------------  --------------------
Xerox Corporation                 Monthly                  $ 1,247.84                      4             $ 4,991.36



                            OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                    For the Month Ending: September 30, 2001


STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                    3RD PARTY         INTERCOMPANY             TOTAL
                                                                      -----------       --------------       --------------
Beginning of month balance                                            $        --       $11,173,272.02       $11,173,272.02
Add: sales on account                                                 $        --       $           --       $           --
        expenses paid for Affiliates                                  $        --       $   120,751.23       $   120,751.23
        cash advanced to Affiliates                                   $        --       $           --       $           --
Less: collections                                                     $        --       $           --       $           --
                                                                      -----------       --------------       --------------
End of month balance                                                  $        --       $11,294,023.25       $11,294,023.25
                                                                      ===========       ==============       ==============



      0-30 Days                    31-60 Days                       61-90 Days           Over 90 Days       End of Month Total
      ---------                    ----------                       ----------           ------------       ------------------
$            --                  $         --                       $      --            $        --          $        --


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                       3RD PARTY            INTERCOMPANY            TOTAL
                                                                      -------------        --------------        --------------
                      Beginning of month balance                      $1,406,752.60        $17,298,329.06        $18,705,081.66
                      Add: sales on account                           $1,162,479.14        $           --        $ 1,162,479.14
                           Cash received on behalf of Affiliate       $          --        $   427,374.16        $   427,374.16
                           Cash received from Affiliate               $          --        $           --        $           --
                      Less: payments                                  $ (676,525.47)       $(1,247,320.00)       $(1,923,845.47)
                                                                      -------------        --------------        --------------
                      End of month balance                            $1,892,706.27        $16,478,383.22        $18,371,089.49
                                                                      =============        ==============        ==============




    0-30 Days                       31-60 Days                     61-90 Days           Over 90 Days       End of Month Total
    ---------                       ----------                     ----------           ------------       ------------------
$    504,524.58                    $ 342,524.17                   $ 482,041.15          $ 563,616.37        $ 1,892,706.27



                            OPERATING REPORT Page 11

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                    For the Month Ending: September 30, 2001


                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.    Federal income taxes               Yes (X)             No ( )

         2.    FICA withholdings                  Yes (X)             No ( )

         3.    Employee's withholdings            Yes (X)             No ( )

         4.    Employer's FICA                    Yes (X)             No ( )

         5.    Federal unemployment taxes         Yes (X)             No ( )

         6.    State income tax                   Yes (X)             No ( )

         7.    State employee withholdings        Yes (X)             No ( )

         8.    All other state taxes                   See Note Below


         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 12

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                         /s/ Henry C. Lyon
                         ------------------------------------------------------
                         For the Debtor In Possession

                         Henry C. Lyon
                         Designated Officer


                            OPERATING REPORT Page 13

                       IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF ILLINOIS
                                 EASTERN DIVISION

CASE NAME: World Access, Inc.                        CASE NUMBER: 01-14633-SPS

                  SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: October 31, 2001


BEGINNING BALANCE IN ALL ACCOUNTS                                                   $    30,598,813.75

RECEIPTS:
     1. Receipts from Operations                                                    $               --
     2. Other Receipts                                                              $        88,681.76
         Other receipts (Received on behalf of Affiliates)                          $       330,488.70
                                                                                    ------------------

TOTAL RECEIPTS                                                                      $       419,170.46

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                                $        48,454.06
         b. Others                                                                  $        87,630.69
     4. Taxes
         a. Federal Income Taxes                                                    $        36,441.37
         b. FICA Withholdings                                                       $         6,370.07
         c. Employee's withholdings                                                 $           707.73
         d. Employer's FICA                                                         $         6,370.06
         c. Employee's withholdings                                                 $             9.78
         f. State Income Tax                                                        $         7,738.02
         g. State Employee withholdings                                             $           302.67
         h. All other state taxes                                                   $            42.82

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                             $        43,752.00
         b. Utilities                                                               $        11,520.64
         c. Insurance                                                               $        47,298.82
         d. Merchandise bought for manufacture or sell                              $               --
         e. Other necessary expenses                                                $               --
             Employee Expenses                                                      $         4,092.95
             Office Supplies & Expenses                                             $         9,413.65
             Other                                                                  $         7,505.02
                                                                                    ------------------

TOTAL DISBURSEMENTS                                                                 $       317,650.35
Add:  Disbursements made on behalf of Parent or Affiliates                          $       187,416.61
                                                                                    ------------------
ADJUSTED TOTAL DISBURSEMENTS                                                        $       505,066.96

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                 $       (85,896.50)

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access Telecom Group                      $               --
NET INTERCOMPANY SWEEPS/TRANSFERS - Facilicom International, L.L.C                  $               --
NET INTERCOMPANY SWEEPS/TRANSFERS - WA Telecom Products Co., Inc.                   $               --
NET INTERCOMPANY SWEEPS/TRANSFERS - WorldXchange                                    $               --

NET INTERCOMPANY SWEEPS/TRANSFERS - CURRENT PERIOD                                  $               --
                                                                                    ------------------

ENDING BALANCE IN Bank of America - Master 03751046297                              $     1,780,196.53
ENDING BALANCE IN Bank of America - Disbursement 03299976144                        $     1,044,640.76
ENDING BALANCE IN Bank of America - Payroll 03299944407                             $      (241,284.87)
ENDING BALANCE IN Bank of America - Payroll Taxes 03751301149                       $        30,873.91
ENDING BALANCE IN Bank of America - Unemp. Benefit 03751255062                      $         9,800.57
ENDING BALANCE IN Bank of America - Flex Spending 03751039615                       $         2,131.71
ENDING BALANCE IN Bank of America - Money Market 851018                             $    21,088,723.08
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                           $     5,087,430.75
ENDING BALANCE IN Bank of America - Restricted Cash                                 $     1,333,333.95
ENDING BALANCE IN Wells Fargo - Restricted Cash 699-3295970                         $       372,080.86
ENDING BALANCE IN Chase Manhattan Bank - FISC 719-1-362214                          $         4,990.00

                                                                                    ------------------
ENDING BALANCE IN ALL ACCOUNTS                                                      $    30,512,917.25
                                                                                    ==================

                            OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                       CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297


       DATE RECEIVED                             DESCRIPTION                                                     AMOUNT
       -------------                             -----------                                                     ------
       10/18/2001        Amalgamated Chicago (Sale Proceeds)                                                     185,900.00
       10/22/2001        AIT, Inc. (Sale Proceeds)                                                                30,000.00
       10/23/2001        Aprize Satellite Inc. (Cobra)                                                               493.84
       10/23/2001        Restor Telecom (WATP Receivable)                                                         14,588.70
       10/23/2001        Howard Hoover (Refund WAXS for Unused Relocation Expense)                                16,000.00
       10/23/2001        Larry Quinn (Computer)                                                                       66.00
       10/23/2001        Bryan Yokley (Laptop)                                                                       100.00
       10/23/2001        Rapid Link USA (Cobra)                                                                      664.14
       10/23/2001        ADP (Refund Overpayment)                                                                    264.00
       10/23/2001        Franklin Edwards (Cobra)                                                                    446.14
       10/23/2001        Martha Hernandez (Cobra)                                                                    223.07
       10/23/2001        Daniel Menken (Cobra)                                                                       664.14
       10/23/2001        Martin Luther King Statioin (Utilities Refund)                                              418.30
       10/23/2001        Aprize Satellite Inc. (Cobra)                                                               987.68
       10/30/2001        Nytel Corp. (Sale Proceeds Deposit)                                                     100,000.00
                                                                                                                 ----------
                                                                                                       Total     350,816.01

Less:  Receipts from or on behalf of Parent or Affiliates

WA Telecom Products Co., Inc.
       10/23/2001        Restor Telecom (WATP Receivable)                                                         14,588.70
Facilicom
       10/18/2001        Amalgamated Chicago (Sale Proceeds - FCI Italy)                                         185,900.00
       10/22/2001        AIT, Inc. (NY Switch - Switch orig. transferred from Miami)                              30,000.00
       10/30/2001        Nytel Corp. (Sale Proceeds - NJ Switch Downpayment)                                     100,000.00
                                                                                                                 ----------
                                                                                                                 330,488.70

                                                                                                                 ----------
                                                                                          Total WAXS Receipts     20,327.31
                                                                                                                 ==========

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME: World Access, Inc.                        CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2001

Bank:  Wells Fargo
Location:  Minneapolis, MN
Account Name:  Restricted Cash
Account Number:  699-3295970


     DATE RECEIVED                                      DESCRIPTION                                    AMOUNT
     -------------                                      -----------                                 ------------
       10/31/2001        Interest Received                                                          $     101.93
                                                                                                    ------------
                                                                                Total WAXS Receipts $     101.93
                                                                                                    ============



                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2001

Bank:  Bank of America (Nations Funds)
Location:  Charlotte, NC
Account Name:  Money Market
Account Number:  851018


     DATE RECEIVED                             DESCRIPTION                                            AMOUNT
     -------------                             -----------                                          -----------
       10/31/2001        Interest Received - Strat Cash                                             $ 48,807.31
       10/31/2001        Interest Received - Money Market                                           $  5,885.50
                                                                                                    -----------
                                                                                Total WAXS Receipts $ 54,692.81
                                                                                                    ===========


                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                       CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2001

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-19648


     DATE RECEIVED                                      DESCRIPTION                                         AMOUNT
     -------------                                      -----------                                         ------
       10/31/2001                                     Interest Received                                   $ 13,559.71
                                                                                                          -----------
                                                                                Total WAXS Receipts       $ 13,559.71
                                                                                                          ===========

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                        CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: October 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297


          DATE DISBURSED                    DESCRIPTION                                             AMOUNT
          --------------                    -----------                                             ------
           10/1/2001            Merrill Lynch (401k Withholdings)                                $   707.73
           10/3/2001            UMS - Bank Fee                                                   $    30.00
           10/9/2001            Ascom Hasler (Postage for Meter)                                 $   500.00
                                                                                                 ----------
                                                                        Total WAXS Disbursements $ 1,237.73
                                                                                                 ==========

                             OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                       CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: October 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144



      DATE DISBURSED            CHECK NUMBER                   DESCRIPTION                                     AMOUNT
      --------------            ------------                   -----------                                     ------
        10/1/2001                  34627          CURRIE/SAMUELSON (WXC RENT)                                 $ 20,000.00
        10/1/2001                  34628          NORTH ATLANTA REALTY (CORP. RENT)                           $ 28,021.13
        10/5/2001                  34629          BELLSOUTH (TELEPHONE)                                       $    473.37
        10/5/2001                  34630          GE CAPITAL (COPIER LEASE)                                   $    575.72
        10/5/2001                  34631          HEWLETT PACKARD (REPAIR TAPE DRIVE)                         $  2,782.00
        10/5/2001                  34632          LIBERTY MUTUAL (INSURANCE)                                  $    180.00
        10/5/2001                  34633          MCI WORLDCOM (TELEPHONE)                                    $  6,865.63
        10/9/2001                  34634          MDC-MARK II (WXC RENT - NEW FACILITY)                       $  5,000.00
       10/11/2001                  34635          CURRIE/SAMUELSON (WXC RENT)                                 $  5,000.00
       10/11/2001                  34636          COMPUSA (OFFICE SUPPLIES)                                   $     74.89
       10/12/2001                  34637          AIRBORNE EXPRESS (SHIPPING)                                 $    188.97
       10/12/2001                  34638          CENTRAL PARKING (PARKING DECK)                              $    660.00
       10/12/2001                  34639          CONTINENTAL STOCK (SHAREHOLDER SVCS)                        $  2,224.98
       10/12/2001                  34640          FEDERAL EXPRESS (SHIPPING)                                  $     15.34
       10/12/2001                  34641          IBM CORPORATION (AS400 LEASE)                               $ 63,048.26
       10/12/2001                  34642          HENRY LYON (TRAVEL REIMBURSEMENT)                           $  2,497.64
       10/12/2001                  34643          MCI WORLDCOM (TELEPHONE)                                    $  3,541.98
       10/12/2001                  34644          MCI WORLDCOM (TELEPHONE)                                    $     38.19
       10/17/2001                  34645          APTO SOLUTIONS (COMMISSION)                                 $ 11,200.00
       10/19/2001                  34646          ADP (PAYROLL PROC. FEES)                                    $     50.00
       10/19/2001                  34647          AIRBORNE EXPRESS (SHIPPING)                                 $    409.08
       10/19/2001                  34648          ATLANTA JOURNAL (NEWSPAPER)                                 $     38.25
       10/19/2001                  34649          BOWNE  (PRINTING)                                           $  5,065.00
       10/19/2001                  34650          COLEMAN TECHNOLOGIES (INTERNET)                             $     50.00
       10/19/2001                  34651          FEDERAL EXPRESS (SHIPPING)                                  $    118.82
       10/19/2001                  34652          H. PETER GANT (TRAVEL REIMBURSEMENT)                        $     56.21
       10/19/2001                  34653          IBM CORPORATION (AS400 LEASE)                               $ 10,759.00
       10/19/2001                  34654          J.SMITH LANIER (INSURANCE)                                  $ 18,905.00
       10/19/2001                  34655          MCI WORLDCOM (TELEPHONE)                                    $     97.79
       10/19/2001                  34656          MDC-MARK II (WXC RENT - NEW FACILITY)                       $ 38,752.00
       10/19/2001                  34657          STATE COMPENSATION BOARD                                    $    247.67
       10/19/2001                  34658          UNITED HEALTHCARE (INSURANCE)                               $ 15,784.54
       10/24/2001                  34659          PHILPOT RELOCATION (RECORD STORAGE)                         $ 31,080.80
       10/26/2001                  34660          CONTINENTAL STOCK (SHAREHOLDER SVCS)                        $    835.21
       10/26/2001                  34661          GE CAPITAL (COPIER LEASE)                                   $    575.72
       10/26/2001                  34662          J.SMITH LANIER (INSURANCE)                                  $ 12,181.61
       10/26/2001                  34663          LAKSHMI AVIATION (CONSULTING)                               $  2,500.00
       10/26/2001                  34664          MCI WORLDCOM (TELEPHONE)                                    $    503.68
       10/26/2001                  34665          ROYAL CUP COFFEE (BREAK ROOM SUPPLY)                        $    141.30
       10/26/2001                  34666          ANN WALLACE (CONSULTING)                                    $  1,497.83
       10/26/2001                  34667          MARK WARNER (CONSULTING)                                    $    447.00
       10/26/2001                  34668          WASTE MANAGEMENT (DUMPSTER RENTAL)                          $    210.50
       10/29/2001                  34669          NEW WORLD TOWER                                             $ 16,945.48
                                                                                                              -----------
                                                                                                     Total    $309,640.59


                             OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                       CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: October 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144

Less:  Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
        10/1/2001                  34628          NORTH ATLANTA REALTY (CORP. RENT)                         $ 28,021.13
        10/5/2001                  34630          GE CAPITAL (COPIER LEASE)                                 $    575.72
       10/26/2001                  34661          GE CAPITAL (COPIER LEASE)                                 $    575.72
       10/26/2001                  34668          WASTE MANAGEMENT (DUMPSTER RENTAL)                        $    210.50
Facilicom
       10/17/2001                  34645          APTO SOLUTIONS (COMMISSION)                               $ 11,200.00
       10/29/2001                  34669          NEW WORLD TOWER (SWITCH SITE RENT)                        $ 16,945.48
WorldxChange
        10/1/2001                  34627          CURRIE/SAMUELSON (WXC RENT)                               $ 20,000.00
       10/11/2001                  34635          CURRIE/SAMUELSON (WXC RENT)                                $ 5,000.00
       10/12/2001                  34641          IBM CORPORATION (AS400 LEASE)                             $ 63,048.26
       10/19/2001                  34653          IBM CORPORATION (AS400 LEASE)                             $ 10,759.00
       10/24/2001                  34659          PHILPOT RELOCATION (RECORD STORAGE)                       $ 31,080.80
                                                                                                            -----------
                                                                                                            $187,416.61

                                                                                                            -----------
                                                                                  Total WAXS Disbursements  $122,223.98
                                                                                                            ===========

                             OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                        CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: October 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  03299944407


     DATE DISBURSED              CHECK NUMBER               DESCRIPTION                                   AMOUNT
     --------------              ------------               -----------                                   ------
       10/9/2001                   Multiple            Payroll Checks                                  $  67,340.91
       10/9/2001                     Debit             ADP - Processing Fee                            $      22.84
       10/23/2001                  Multiple            Payroll Checks                                  $  68,743.84
                                                                                                       ------------
                                                                            Total WAXS Disbursements   $ 136,107.59
                                                                                                       ============

                            OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                       CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: October 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  0751301149


     DATE DISBURSED                      DESCRIPTION                                    AMOUNT
     --------------                      -----------                                    ------
        10/9/2001         ADP - Payroll Tax Wire                                     $ 28,014.04
       10/23/2001         ADP - Payroll Tax Wire                                     $ 29,260.75
       10/23/2001         ADP - Processing Fees                                      $    806.26
                                                                                     -----------
                                                        Total WAXS Disbursements     $ 58,081.05
                                                                                     ===========


                            OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                       CASE NUMBER: 01-14633-SPS

      For the Month Ending: October 31, 2001

STATEMENT OF INVENTORY

    Beginning Inventory                             $         --
    Add: purchases                                  $         --
    Less: goods sold                                $         --
                                                    ------------
    Ending inventory                                $         --
                                                    ============

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period                   $ 194,067.27
    Payroll taxes due but unpaid                    $         --


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS


                                               DATE REGULAR           AMOUNT OF             NUMBER OF              AMOUNT OF
               NAME OF CREDITOR/LESSOR        PAYMENT IS DUE      REGULAR PAYMENT      PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
               -----------------------        --------------      ----------------     --------------------    -------------------
    Xerox Corporation                             Monthly            $ 1,247.84                   5                $ 6,239.20


                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                        CASE NUMBER: 01-14633-SPS

             For the Month Ending: October 31, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                      3RD PARTY             INTERCOMPANY                 TOTAL
                                                      ----------------        --------------          ---------------
         Beginning of month balance                   $           --          $ 11,294,023.25         $ 11,294,023.25
         Add: sales on account                        $           --          $            --         $            --
                 expenses paid for affiliate          $           --          $    187,416.61         $    187,416.61
                 cash advanced to affiliate           $           --          $            --         $            --
         Less: collections                            $           --          $            --         $            --
                                                      --------------          ---------------         ---------------
         End of month balance                         $           --          $ 11,481,439.86         $ 11,481,439.86
                                                      ==============          ===============         ===============

        0-30 Days                        31-60 Days                 61-90 Days           Over 90 Days        End of Month Total
        ---------                        ----------                 ----------           ------------        ------------------
     $         -                         $        -                 $       -            $          -        $        -


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                         3RD PARTY             INTERCOMPANY                 TOTAL
                                                      ----------------        --------------          ---------------
         Beginning of month balance                   $ 1,892,706.27          $ 16,478,383.22         $ 18,371,089.49
         Add: sales on account                        $   426,908.39          $            --         $    426,908.39
                 Cash received on behalf of Affiliate $           --          $    330,488.70         $    330,488.70
                 Cash received from Affiliate         $           --          $            --         $            --
         Less: payments                               $  (317,650.35)         $            --         $   (317,650.35)
                                                      --------------          ---------------         ---------------
         End of month balance                         $ 2,001,964.31          $ 16,808,871.92         $ 18,810,836.23
                                                      ==============          ===============         ===============

        0-30 Days                        31-60 Days                61-90 Days             Over 90 Days          End of Month Total
        ---------                        ----------                ----------             ------------          ------------------
      $ 151,597.92                      $ 462,184.70              $ 342,524.17           $ 1,045,657.52            $ 2,001,964.31

                            OPERATING REPORT Page 12

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                        CASE NUMBER: 01-14633-SPS

                     For the Month Ending: October 31, 2001


                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.    Federal income taxes                 Yes (X)       No ( )

       2.    FICA withholdings                    Yes (X)       No ( )

       3.    Employee's withholdings              Yes (X)       No ( )

       4.    Employer's FICA                      Yes (X)       No ( )

       5.    Federal unemployment taxes           Yes (X)       No ( )

       6.    State income tax                     Yes (X)       No ( )

       7.    State employee withholdings          Yes (X)       No ( )

       8.    All other state taxes                    See Note Below


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 13

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



             DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                        /s/ Henry C. Lyon
                                        ---------------------------------------
                                        For the Debtor In Possession

                                        Henry C. Lyon
                                        Designated Officer



                            OPERATING REPORT Page 14